As filed with the Securities and Exchange Commission on 9/8/06

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08685

Rochdale Investment Trust
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, NY 10022-6837
(Address of principal executive offices) (Zip code)

Garrett R. D’Alessandro
570 Lexington Avenue
New York, NY 10022-6837
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

Item 1. Report to Stockholders.

ROCHDALE

INVESTMENT TRUST

Rochdale Large Growth Portfolio

Rochdale Large Value Portfolio

Rochdale Mid/Small Growth Portfolio

Rochdale Mid/Small Value Portfolio

Rochdale Atlas Portfolio

Rochdale Dividend & Income Portfolio

Rochdale Intermediate Fixed Income Portfolio

Rochdale Darwin Portfolio

Semi-Annual Report
June 30, 2006

ROCHDALE INVESTMENT TRUST

Rochdale Funds Semi-Annual Report
Table of Contents

Letter to Shareholders	1
Total Return Tables	8
Expense Example	10
Schedules of Investments	13
Rochdale Large Growth Portfolio	13
Rochdale Large Value Portfolio	19
Rochdale Mid/Small Growth Portfolio	25
Rochdale Mid/Small Value Portfolio	33
Rochdale Atlas Portfolio	42
Rochdale Dividend & Income Portfolio	49
Rochdale Intermediate Fixed Income Portfolio	54
Rochdale Darwin Portfolio	60
Statements of Assets and Liabilities	62
Statements of Operations	64
Statements of Changes in Net Assets	66
Financial Highlights	70
Notes to Financial Statements	78
Trustee and Officer Information	88
Additional Information	89

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.

ROCHDALE INVESTMENT TRUST

Rochdale Funds Semi-Annual Report

August 7, 2006

Dear Fellow Shareholders:

We are pleased to report the performance of the Rochdale Funds (“Funds”) for the six months ended June 30, 2006. In the first half of the year, positive economic growth during the first quarter gave way to moderating growth in the second quarter. The equity markets followed a similar pattern, with the first several months showing solid capital appreciation, only to give way to a decline as the second quarter ended. Overall, we see the economy in reasonably good condition in spite of persistent headwinds coming from rising interest rates, high energy costs, and a declining housing market. Strength in corporate profits and a resilient consumer support our view that the economy will continue to grow for the rest of the year, albeit at a lower than average pace. While the economy is set to moderate, we maintain our forecast view that this is a normal slowdown that will not lead to a more pronounced slowdown. There are risks present, though, that warrant a more defensive sector and industry allocation across our funds. The economic risks we see are only part of the potential concerns facing equities over the next year, given the uncertain geopolitical events unfolding around the world. Now is a time for relatively conservative company and industry selections.

We expect modestly below average economic growth in the second half of 2006, likely to be about 3%. We see inflation remaining an irritant to Fed that will not abate in the next quarter or two and will require higher interest rates by the end of the year. The effects of cumulative excess liquidity and rising energy costs have caused businesses to raise prices and employees to demand higher labor wages. These combined forces have led to current inflation rates above the stated level acceptable to the Fed. There are enough indications that consumers and businesses will be resilient enough to offset the negative forces caused by somewhat higher interest rates as the Fed continues to combat inflation. Our economy is in the advanced stages of a multi-year expansion; however, significant endogenous and exogenous risks exist. If inflation and interest rates rise materially, then a more worrisome economic slowdown might occur. In addition, the ever-present risk of policy mistakes as well as unexpected shocks from the geopolitical front could raise the risks of a recession, which at the present time is not the likely outcome. So while we see signs of a slowdown, we see continued growth at moderate levels for the rest of this year and into the first half of 2007. Looking ahead into 2007, we see no signs that the slowdown to below-average economic growth is likely to be more than the normal economic cyclic experience four years into a recovery.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be found on our Web site at www.rochdale.com. Total returns do not reflect sales charges, which, when applied, would lower returns.

Investing in small and medium-size companies and REITs may carry additional risks such as limited liquidity and increased volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability. Investing in a non-diversified fund involves greater risk than investing in a diversified fund. Short sales may increase volatility and potential for loss.

A fund’s investment objectives, risks, charges, and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read the prospectus carefully before investing. RIM Securities LLC • 570 Lexington Avenue • New York, NY 10022.

Lipper category averages track the total return performance of all funds within the respective Lipper category. One cannot invest directly in a category average. Categories based on classifications by Lipper Inc. For the year-to-date period through June 30, 2006, each category consisted of the following number of funds: Large-Cap Growth 725, Large-Cap Value 508, Mid-Cap Growth 605, Mid-Cap Value 283, International Multi-Cap Core 334, Equity Income 240, Intermediate Investment Grade 487, and Health/Biotech 179.
Source: Lipper.

ROCHDALE INVESTMENT TRUST

We have identified and added to our equity portfolios industries and businesses across segments that we believe will continue to prosper during this period. The companies we like are in leading industries including energy, industrial goods, diversified financials, and utilities. Our selection strategy is focused on companies with rising earnings expectations, strong return on equity, and attractive valuations.

The stellar aspect of the economy for the past several years has been the strong and consistent growth of corporate profits. Because corporate profits are growing at well above average rates presently, we see the near-term slowdown in the economy as a dampening effect on corporate profits, which will lead to more normal rates of profit growth as we progress through 2007. Slowing corporate profits does warrant us to focus our investment attention on companies that can successfully navigate through this transitional phase. We see good fundamental value in equity prices at current levels when looking over the longer term and believe equities will be the best performing asset class over the next twelve months. However, with risks of slowing apparent, we are repositioning our industry and company selections toward businesses that can sustain revenue and earnings growth better than their competitors.

What does this mean for the equity markets? Overall, the markets have not kept pace with the growth in corporate profits during the past year. This is principally due to the offsetting effects of rising interest rates. We anticipate that once the Fed completes their interest rate increases, equity markets will provide better capital appreciation reflecting the rate of corporate profitability. Because corporate profits have been growing faster than equity price appreciation, market price valuations are at reasonable levels and provide a relatively attractive fundamental value.

Broad Market Index Performance Year-to-date through June 30, 2006
Index	Total Return
S&P 500	2.71%
S&P MidCap 400	4.24%
S&P SmallCap 600	7.70%
Nasdaq Composite	-1.51%
MSCI All Country World ex USA	9.99%
Lehman Aggregate Bond	-0.72%
Source: Lipper

Our strategy of managing the risks within our equity portfolios and achieving appropriate diversification has led to the performance of the funds being competitive with their respective asset class benchmarks.

Given our macroeconomic outlook, we continue to favor companies with predictable and reliable revenue and earnings, quality management, reasonable valuations, and sustainable competitive advantages. Looking ahead, we expect overall equity markets may likely provide below long-term average rates of returns over the next year. Our Dividend & Income fund represents a relatively attractive asset class fund relative to the capital appreciation potential of other asset classes at this time, given the high dividend yields with favorable tax treatments. For long-term investors with a view toward the benefits of globalization, we also see it attractive to allocate an appropriate level of assets to our Atlas international fund.

Our investment strategies focus on balancing potential return with risks across each asset class. We seek to minimize exposure to excessively volatile segments of the stock market, as we believe that the returns associated with such companies will disappoint long-term investors. As a Rochdale investor, you know that each of our funds is built on a sound, long-term focused company selection methodology. We manage our funds with a consistent process, selecting companies that meet our fundamental criteria and avoid market sentiment that distracts us from our long-term goals. Regardless of market conditions, an investor’s best approach is to have a well-planned asset allocation strategy and a well-diversified portfolio. Your financial advisor, teamed with Rochdale, can help you assess portfolio diversification and volatility levels suitable given your investment objectives.

ROCHDALE INVESTMENT TRUST

Rochdale Large Growth Portfolio

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as Pharmaceuticals, Technology, Medical Products, and Retail. Growth industries typically exhibit stronger earnings growth and capital appreciation during periods of rising economic growth. Over the six months ended June 30, 2006, large-cap growth was a weak market segment as the expected economic slowdown materialized and investors shifted focus to value companies. Nevertheless, Rochdale’s Large Growth Portfolio outperformed its peers, to fall 1.13%, versus the Lipper Large-Cap Growth category average, which fell 2.36%. While most industries in the large-cap growth segment traded lower, there was positive performance from some defensive groups, such as Energy, Consumer Services, and Food, Beverage & Tobacco. The portfolio benefited from our investments in Technology Hardware and Equipment, Diversified Financials, and Energy in the first quarter and Diversified Financials, Capital Goods, Materials, and Energy in the second quarter as these industry groups contributed positive returns. In managing the portfolio, we use a multi-factor approach that emphasizes industries with attractive valuations, growth prospects, and high quality earnings. We also take into account the economic environment, which currently has positive industrial production with moderately increasing prices and rising interest rates, and we have positioned the portfolio to benefit from these trends. Our portfolio continues to be focused on high quality companies with long-term predictable revenue streams, reliable earnings growth, and that have a sustainable competitive advantage.

Large Growth Portfolio: Top Ten Holdings as of June 30, 2006
Company	Percent of Net Assets
General Electric Co	3.6%
Exxon Mobil Corp	3.1%
Oracle Corp	2.6%
Microsoft Corp	2.6%
Johnson & Johnson Co	2.2%
Procter & Gamble Co	2.2%
American Express Co	2.2%
SLM Corp	2.2%
Symantec Corp	2.0%
Capital One Financial Corp	1.9%

Rochdale Large Value Portfolio

The Large Value Portfolio invests primarily in select large U.S. companies across more economically cyclical industries including Financial Services, Industrials, Energy, and Telecommunications. Value industries typically experience cyclical revenues and earnings and possess lower price-to-earnings ratios than their growth counterparts. During the six months ended June 30, 2006, our Large Value Portfolio rose 5.99%, surpassing the Lipper Large Value Category Average, which rose 4.52%. Throughout the first half of the year, the value segment outperformed growth, with large-cap value benefiting in the second quarter from investors pulling their money out of riskier segments such as Technology and small-cap stocks. Our portfolio outclassed its peers as we avoided Technology, while being meaningfully invested in Utilities, Energy, and Telecommunications. Capital Goods and Transportation industries performed moderately well and remain attractive even as overall economic growth is expected to slow going into the second half of the year. We remain overweight in industries such as Telecommunications, given the attractive valuations and reliable growth prospects, as well as Insurance companies, which have benefited from the rise in premiums over the last few years. In managing the portfolio, we continue to focus on high quality companies with long-term predictable revenue streams, reliable earnings growth, and that have a sustainable competitive advantage.

Large Value Portfolio: Top Ten Holdings as of June 30, 2006
Company	Percent of Net Assets
Bank of America Corp	3.0%
Citigroup Inc	3.0%
ConocoPhillips	2.6%
Morgan Stanley	2.3%
AT&T Inc	2.3%
Chevron Corp	2.2%
Northrop Grumman Corp	2.2%
Raytheon Co	2.2%
Marathon Oil Corp	1.9%
Verizon Communications Inc	1.8%

ROCHDALE INVESTMENT TRUST

Rochdale Mid/Small Growth Portfolio

The Mid/Small Growth Portfolio invests primarily in medium-size and small U.S. companies across growth industries such as Biotechnology, Pharmaceuticals, and Information Services. During the six months ended June 30, 2006, the Mid/Small Growth Portfolio rose 2.11%, in line with the Lipper Mid-Cap Growth Category Average, which rose 3.00%. After a strong first quarter for small-cap stocks, investors in the second quarter shifted away from riskier market segments and into larger-cap shares as they sought refuge from market volatility. Additionally, in a risk adverse environment, value tends to outperform growth, and defensive sectors tend to outperform cyclicals. This was evident in the second quarter as Consumer Staples and Energy were among the top performers, while Technology lagged. The Fund’s industry allocation currently is positioned for an economic environment characterized by positive but slowing growth, with moderately increasing prices and rising interest rates. Our portfolio favors companies in the Energy, Capital Goods, and Transportation industries as they are expected to have positive earnings growth, while not being overpriced. Our expectations for Health Care remain subdued; after being overweight this sector’s products and services companies in the first quarter, we are now neutrally weighted. Given the valuations and growth prospects, we are underweight Technology stocks. Our portfolio continues to be focused on high quality companies with long-term predictable revenue streams, reliable earnings growth, and that have a sustainable competitive advantage.

Mid/Small Growth Portfolio: Top Ten Holdings as of June 30, 2006
Company	Percent of Net Assets
National Oilwell Varco Inc	1.3%
CH Robinson Worldwide Inc	1.2%
Expeditors International Washington Inc	1.1%
Grant Prideco Inc	1.1%
Ansys Inc	1.1%
Hansen Natural Corp	1.0%
XTO Energy Inc	1.0%
Precision Castparts Corp	1.0%
Ceradyne Inc	0.9%
Peabody Energy Corp	0.9%

Rochdale Mid/Small Value Portfolio

The Mid/Small Value Portfolio invests primarily in medium-size and small U.S. companies across value industries including Banks and Insurance, Energy, Utilities, and Basic Materials. During the six months ended June 30, 2006, Rochdale’s Mid/Small Value Portfolio rose 5.16%, outshining the Lipper Mid-Cap Value Category Average, which returned 4.76%. After a strong first quarter for small-cap stocks, mid- and small-cap stock performance suffered as investors sold off these companies in favor of large-cap shares. Nevertheless, our portfolio performance remained strong, particularly relative to its peers. While value outperformed growth, the more critical outcome was the positive performance of defensive sectors, such as Utilities, Transportation, Telecommunications, and Energy. With the expectation that consumer spending will lag business spending, investors mainly avoided consumer related shares, as have we in our portfolio. Additionally, beginning in the first quarter, we put more emphasis on mid-cap versus small-cap companies, since we felt that small-cap valuations were becoming rather high and that economic growth would slow meaningfully toward the end of the year. As job growth remains moderate, interest rates rise, and home values flatten, we expect consumer spending to be below par. We believe that businesses will continue to grow and spend at a solid pace; therefore we are maintaining our exposure to Industrial companies, Diversified Financials, and Utilities. We find that Insurance, while having lackluster performance recently, is attractively valued; therefore, we maintain our overweight position. Our portfolio continues to be focused on high quality companies with long-term predictable revenue streams, reliable earnings growth, and that have a sustainable competitive advantage.

Mid/Small Value Portfolio: Top Ten Holdings as of June 30, 2006
Company	Percent of Net Assets
Sierra Pacific Resources	1.6%
Investment Technology Group Inc	1.4%
First American Corp	1.3%
RLI Corp	1.3%
Fidelity National Financial Inc	1.1%
Quanex Corp	0.9%
Pinnacle Entertainment Inc	0.9%
Veritas DGC Inc	0.9%
Timken Co	0.9%
Commercial Metals Co	0.9%

ROCHDALE INVESTMENT TRUST

Rochdale Atlas Portfolio

The Atlas Portfolio is an exceptionally performing international fund that provides exposure to both foreign developed and emerging markets. We invest in foreign companies in countries with favorable macroeconomic outlooks and that are likely to outperform relative to broad foreign markets. For the six months ended June 30, 2006, the Fund returned 12.59%, trouncing the Lipper International Multi-Cap Core Category Average of 9.10%. Our country selection process continues to identify leading countries that provide strong returns relative to international benchmarks. Despite market participants’ recent profit taking in several countries in which we were invested, the Atlas fund remained in the top decile of its Lipper category for the one-, three-, and five-year periods through June 30, 2006. While major financial press headlines highlighted the emerging markets correction of the second quarter, they failed to take notice of the more important correction occurring in the world’s second largest economy, Japan. Atlas investors should be reminded of the value of a strong country ranking process, which enabled the Fund to have limited exposure to Japan when it suffered a 5% correction during the second quarter, which had a greater global impact than the emerging markets correction. In addition to our underweight in Japan, our overweight in the European markets of France, Germany, Italy, Poland, and Norway contributed positively to performance. We recently increased exposure to the United Kingdom, as we find attractive valuations and economic outlook at the most attractive levels we’ve seen there in several years. Outside of our European holdings, fast-growing China is providing some of Atlas’ strongest returns. Relative to our benchmark and most other core international funds, we continue to have significant exposure to select emerging markets that we feel offer outstanding return potential while meeting our criteria for managed risk.

Atlas Portfolio: Top Ten Holdings as of June 30, 2006
Company	Percent of Net Assets
Petroleo Brasileiro SA	2.3%
Norsk Hydro ASA	2.3%
Total SA	2.0%
Samsung Electronics Co	1.8%
DNB NOR ASA	1.6%
Deutsche Bank AG	1.6%
OMV AG	1.5%
Statoil Den Norske	1.5%
Telecom Italia SpA	1.3%
Sanofi-Aventis	1.3%

Rochdale Dividend & Income Portfolio

The Dividend & Income Portfolio seeks to provide significant dividend income and, secondarily, moderate long-term capital appreciation, primarily through investment in common stocks, real estate investment trusts (REITs), master limited partnerships (MLPs), and preferred stocks that have exhibited stable dividend history, potential for dividend growth, strong financial condition, and reasonable valuation. In addition to providing a very reliable, low volatility, and growing source of cash flow income, the portfolio is designed to take advantage of favorable dividend tax rates. During the six months ended June 30, 2006, the fund rose 7.07%, well ahead of its Lipper Equity Income peer group which averaged 5.14%. After a very positive first quarter, the second quarter of 2006 was characterized by choppy markets, both domestically and internationally. Through this market turmoil, our Dividend & Income fund experienced less volatility than did the broader markets, as the stable, high-dividend paying stocks we selected helped to anchor the capital preservation of the portfolio as a whole. Going forward, inflation fears have begun to subside, as have fears of much higher interest rates. However, it does seem likely that economic growth will continue to slow, especially in the United States. We consider this a positive investing environment for our high dividend strategy, as the companies we have selected can perform well operationally in a slowing economy. We continue to focus on companies with very attractive and stable yields. Our security selection currently emphasizes investment opportunities in select REITs, pipeline MLPs, Canadian Income Trusts, and Telecommunications and Shipping companies.

Dividend & Income Portfolio: Top Ten Holdings as of June 30, 2006
Company	Percent of Net Assets
B&G Foods Inc	2.1%
Canetic Resources	1.9%
Centerplate Inc	1.9%
Exxon Mobil Corp	1.8%
Duke Energy Income Units	1.7%
Consolidated Communications Holdings Inc	1.7%
First Industrial Realty Trust Inc	1.7%
Nationwide Health Properties Inc	1.6%
Occidental Petroleum Corp	1.6%
Bank of America Corp	1.6%

ROCHDALE INVESTMENT TRUST

Rochdale Intermediate Fixed Income Portfolio

The Intermediate Fixed Income Portfolio seeks to earn a total return with low volatility of principal. We invest in investment-grade U.S. government, agency, and corporate bonds. Despite a challenging environment for fixed income, the Fund provided positive returns of 0.58%, unlike many of its peers in the Lipper Intermediate Investment Grade Category, which averaged -0.73%. Our strategy of overweighting higher rated credits and targeting shorter duration has helped to maintain stable returns. During the second quarter, the treasury curve moved from flat back to slightly inverted. The Federal Open Market Committee again decided to increase the target for the Fed Funds rate to the current level of 5.25%, and alluded to the possibility of further rate increases given continued inflationary pressures from commodity prices and oil, which continue to hover near two-decade highs. We remain defensive in the corporate sector and believe that spreads, which remain near historically low levels, are more likely to see widening into late 2006. The Fund has target duration less than its benchmark because we continue to feel that the current yield curve environment does not reward duration risk. We have added higher coupon shorter duration issues, which have performed well to date. We continue to use shorter maturity floating rate issues to take advantage of rising short-term rates while also providing the flexibility to reposition the portfolio as more attractive investment alternatives arise.

Intermediate Fixed Income Portfolio: Top Ten Issuers as of June 30, 2006
Company	Percent of Net Assets
Federal Home Loan Bank	30.3%
Federal National Mortgage Association	17.2%
Federal Home Loan Mortgage Corp	11.5%
SLM Corp	4.2%
Transamerica Corp	3.4%
Time Warner Inc	1.3%
JP Morgan Chase Bank NA	1.3%
Lehman Brothers Holdings Inc	1.2%
Allstate Life Global Funding Trusts	1.2%
Toyota Motor Credit Corp	1.2%

Rochdale Darwin Portfolio
The Darwin Portfolio seeks to earn long-term capital appreciation through long and short investment in small and mid-cap health care companies in a broad array of industries including Health Care Services, Pharmaceuticals, Medical Equipment and Devices, Biotechnology, Weight Loss, Fitness, and Health Foods. During the six months ended June 30, 2006, the Darwin Portfolio rose a healthy 1.85%, surpassing the Lipper Health/Biotech peer group, which averaged -3.67%. Throughout the first half of 2006, performance for the health care universe varied by sub-sector, with small-cap Biotech and Health Care Distributors providing the best performance in the first quarter, and Pharmaceuticals and Hospitals providing the best performance in the second quarter. Currently, our stock selection process favors Health Care Equipment, Services, and Supplies. We are underweight Biotechnology and Life Sciences. Going forward, we continue to focus on attractively valued stocks with little or no binary event risk, strong long-term outlooks, and attractive valuation levels. We believe that in the second half of 2006, investors will be looking for reliable names with predictable earnings streams, and we have positioned the Darwin fund in very high-quality small- and mid-cap companies as a result. Over the next several years, we believe that the health care sector should offer greater investment returns due to solid demographic trends and technological advancements. We continue to evaluate long and short health care opportunities that we believe will provide above-average returns.

Darwin Portfolio: Top Ten Holdings as of June 30, 2006
Company	Percent of Net Assets
Advanced Medical Optics Inc	3.9%
Illumina Inc	3.7%
Dentsply International Inc	3.7%
DaVita Inc	3.6%
Healthways Inc	3.6%
Edwards Lifesciences Corp	3.6%
Beckman Coulter Inc	3.6%
Orthovita Inc	3.6%
Patterson Companies Inc	3.4%
Life Time Fitness Inc	3.4%

ROCHDALE INVESTMENT TRUST

Thank you for your investment in Rochdale Funds. We take our duty as stewards of clients’ wealth very seriously, and we appreciate you making the Rochdale Funds a part of your investment portfolio. We hope you find reports such as this helpful in tracking the exposures in your portfolio. For more frequent updates, please call us at 1-800-245-9888 or visit our Web site at www.rochdale.com, where you can find details on current holdings, sector exposure, portfolio commentary, and more.

Sincerely,

Carl Acebes
Garrett R. D’Alessandro, CFA
David J. Abella, CFA
Audrey H. Kaplan
J.C. Davies, CFA
Portfolio Managers

ROCHDALE INVESTMENT TRUST

TOTAL RETURNS as of June 30, 2006 (Unaudited)

	As of June 30, 2006
			Annualized
	Year-to-Date	One Year	Three Years	Five Years	Since Inception(1)
Rochdale Large Growth Portfolio
Return at NAV(2)	(1.13%)	3.22%	6.25%	(0.91%)	(5.17%)
Return at POP(3)	(6.79%)	(2.71%)	4.17%	(2.08%)	(6.03%)
S&P 500/Citigroup Growth Index	(0.94%)	4.84%	7.29%	0.59%	(5.03%)
Lipper Large-Cap Growth Category Average	(2.36%)	5.43%	7.91%	(1.22%)	N/A
Rochdale Large Value Portfolio
Return at NAV(2)	5.99%	14.42%	14.51%	2.45%	2.34%
Return at POP(3)	(0.11%)	7.85%	12.27%	1.24%	1.41%
S&P 500/Citigroup Value Index	6.52%	12.61%	15.25%	4.24%	3.88%
Lipper Large-Cap Value Category Average	4.52%	10.29%	12.79%	4.15%	N/A
Rochdale Mid/Small Growth Portfolio
Return at NAV(2)	2.11%	9.15%	15.19%	5.82%	6.65%
Return at POP(3)	(3.76%)	2.88%	12.94%	4.57%	5.68%
S&P 1000/Citigroup Growth Index	2.86%	11.04%	17.96%	8.35%	8.77%
Lipper Mid-Cap Growth Category Average	3.00%	12.73%	14.52%	2.82%	N/A
Rochdale Mid/Small Value Portfolio
Return at NAV(2)	5.16%	13.33%	20.34%	10.68%	12.22%
Return at POP(3)	(0.89%)	6.80%	17.99%	9.38%	11.20%
S&P 1000/Citigroup Value Index	7.80%	15.49%	19.74%	11.27%	12.20%
Lipper Mid-Cap Value Category Average	4.76%	11.50%	18.40%	10.74%	N/A
Rochdale Atlas Portfolio
Return at NAV(2)	12.59%	32.24%	27.32%	13.89%	10.18%
Return at POP(3)	6.10%	24.65%	24.83%	12.55%	9.34%
Dow Jones World Index ex US	9.37%	28.09%	25.66%	11.72%	10.37%
MSCI All Country World ex USA Index	9.99%	28.40%	25.78%	11.85%	9.58%
Lipper International Multi-Cap Core Category Average	9.10%	26.31%	22.64%	9.38%	N/A
Rochdale Dividend & Income Portfolio(4)
Return at NAV(2)	7.07%	6.49%	12.56%	0.68%	2.55%
Return at POP(3)	0.92%	0.35%	10.36%	(0.51%)	1.69%
Russell 3000 Value Index	6.90%	12.32%	16.11%	7.36%	5.90%
Lipper Equity Income Category Average	5.14%	10.14%	12.80%	4.96%	N/A
Rochdale Intermediate Fixed Income Portfolio
Return at NAV(2)	0.58%	0.89%	1.75%	4.76%	5.66%
Return at POP(3)	(5.18%)	(4.92%)	(0.24%)	3.53%	4.70%
Lehman Government/Credit Intermediate Index	(0.17%)	(0.18%)	1.49%	4.62%	5.69%
Lipper Intermediate Investment Grade Category Average	(0.73%)	(0.92%)	1.76%	4.39%	N/A
Rochdale Darwin Portfolio
Return at NAV(2)	1.85%	5.04%	—	—	2.23%
Return at POP(3)	(4.01%)	(1.00%)	—	—	(1.74%)
S&P 1500 Index	3.05%	9.22%	—	—	5.75%
Lipper Health/Biotech Category Average	(3.67%)	4.78%	—	—	N/A

ROCHDALE INVESTMENT TRUST

TOTAL RETURNS as of June 30, 2006 (Unaudited), Continued

(1)
The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value and Intermediate Fixed Income Portfolios began investing in portfolio securities, pursuant to each of their investment guidelines, on December 31, 1999. The Rochdale Atlas, Dividend & Income and Darwin Portfolios began investing in portfolio securities, pursuant to each of their investment guidelines, on October 2, 1998, June 1, 1999, and December 31, 2004, respectively.

(2)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.

(3)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

(4)
Rochdale Dividend & Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on June 1, 1999. Prior to June 27, 2003, the Dividend & Income Portfolio operated under a different investment objective and strategy as the Rochdale Alpha Portfolio.

N/A - not available.
Past performance is not predictive of future performance.

Index Descriptions

The Standard & Poor's (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth and Value Indices are market cap weighted and contain the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The Standard & Poor's (S&P) 1000 Index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The Dow Jones World Index ex US consists of approximately 4,700 securities listed on exchanges in 43 countries, excluding United States.

The Morgan Stanley Capital International (MSCI) All Country World ex USA Index comprises approximately 2,100 securities listed on exchanges in 47 countries, excluding the United States.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Lehman Government/Credit Intermediate Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturity from 1 to 10 years, representing securities in the intermediate maturity range of the Lehman Government/Credit Index.

The Standard and Poor's (S&P) 1500 Index combines the S&P 500 large-cap, S&P MidCap 400 and the S&P SmallCap 600 indices and represents approximately 90% of the market cap of investable U.S. equities.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds’ performance.

Source: Rochdale Investment Trust, Lipper, Barra, and Standard & Poor's.

Lipper Category Descriptions

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Growth consists of funds that invest in large companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of June 30, 2006, the category consists of 725, 705, 594 and 482 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Large-Cap Value consists of funds that invest in large companies that are considered undervalued relative to major stock indexes based on price-to-earnings ratios, price-to-book ratios, or other factors. As of June 30, 2006, the category consists of 508, 494, 416 and 298 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Mid-Cap Growth consists of funds that invest in midsize companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of June 30, 2006, the category consists of 605, 572, 473 and 360 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Mid-Cap Value consists of funds that invest in midsize companies that are considered undervalued relative to major stock indexes based on price-to-earnings, price-to-book ratios, or other factors. As of June 30, 2006, the category consists of 283, 264, 215 and 142 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper International Multi-Cap Core consists of funds that invest in securities of companies of various size outside of the U.S. As of June 30, 2006, the category consists of 334, 307, 231 and 192 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Equity Income consists of funds that seek high current income and growth of income by investing in equities. As of June 30, 2006, the category consists of 240, 225, 163 and 124 funds for the year-to-date, one-, three- and five-year periods, respectively.

Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. As of June 30, 2006, the category consists of 487, 477, 411 and 323 funds for the year-to-date, one- ,three- and five-year periods, respectively.

Lipper Health/Biotech consists of funds that invest in securities of companies in the healthcare sector. As of June 30, 2006, the category consists of 179 and 174 funds for the year-to-date and one-year periods, respectively.

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 01/01/06 to 06/30/06.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Growth Portfolio
	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$988.70	$1,018.70
Expenses Paid during Period*	$6.06	$6.16

* Expenses are equal to the Portfolio’s annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Large Value Portfolio
	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,059.90	$1,019.39
Expenses Paid during Period*	$5.57	$5.46

* Expenses are equal to the Portfolio’s annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited), Continued

Mid/Small Growth Portfolio
	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,021.10	$1,019.34
Expenses Paid during Period*	$5.51	$5.51

* Expenses are equal to the Portfolio’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Mid/Small Value Portfolio
	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,051.60	$1,019.39
Expenses Paid during Period*	$5.54	$5.46

* Expenses are equal to the Portfolio’s annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Atlas Portfolio
	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,125.90	$1,016.96
Expenses Paid during Period*	$8.33	$7.90

* Expenses are equal to the Portfolio’s annualized expense ratio of 1.58%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Dividend & Income Portfolio
	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,070.70	$1,018.10
Expenses Paid during Period*	$6.93	$6.76

* Expenses are equal to the Portfolio’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited), Continued

Intermediate Fixed Income Portfolio
	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,005.80	$1,020.33
Expenses Paid during Period*	$4.48	$4.51

* Expenses are equal to the Portfolio’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Darwin Portfolio
	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value (01/01/06)	$1,000.00	$1,000.00
Ending Account Value (06/30/06)	$1,018.50	$1,017.55
Expenses Paid during Period*	$7.31	$7.30

* Expenses are equal to the Portfolio’s annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

See accompanying Notes to Financial Statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited)

Shares		Value
COMMON STOCKS: 99.0% CONSUMER DISCRETIONARY: 9.7%
1,199	Best Buy Co., Inc. (b)	$65,753
1,477	Black & Decker Corp. (b)	124,747
6,046	Coach, Inc. (a)(b)	180,775
4,300	Darden Restaurants, Inc. (b)	169,420
10,000	DR Horton, Inc. (b)	238,200
2,000	eBay, Inc. (a)(b)	58,580
1,997	Fortune Brands, Inc. (b)	141,807
3,026	H&R Block, Inc.(b)	72,200
2,245	Harley-Davidson, Inc. (b)	123,228
8,000	Home Depot, Inc. (b)	286,320
1,437	International Game Technology	54,520
3,668	Lowe's Cos., Inc.	222,538
3,546	McGraw-Hill Cos., Inc. (b)	178,116
5,234	NIKE, Inc. (b)	423,954
2,551	Omnicom Group, Inc.(b)	227,269
2,394	Sherwin-Williams Co.	113,667
2,143	Stanley Works/The (b)	101,192
4,700	Target Corp. (b)	229,689
21,800	TJX Cos, Inc./The	498,348
2,000	Univision Communications, Inc. - Class A (a)(b)	67,000
		3,577,323

See accompanying Notes to Financial Statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
CONSUMER STAPLES: 13.2%
7,500	Altria Group, Inc. (b)	$550,725
3,694	Campbell Soup Co.	137,084
5,135	Clorox Co./The (b)	313,081
10,806	Coca-Cola Co. (b)	464,874
7,458	Colgate-Palmolive Co.	446,734
2,194	McCormick & Co., Inc.	73,609
8,328	PepsiCo, Inc.	500,013
14,600	Procter & Gamble Co.	811,760
5,449	Sara Lee Corp.	87,293
6,483	Sysco Corp.	198,121
2,573	UST, Inc. (b)	116,274
7,400	Walgreen Co.	331,816
11,100	Wal-Mart Stores, Inc. (b)	534,687
4,700	Whole Foods Market, Inc. (b)	303,808
		4,869,879
ENERGY: 12.4%
5,600	Anadarko Petroleum Corp. (b)	267,064
9,000	Apache Corp. (b)	614,250
2,141	Baker Hughes, Inc. (b)	175,241
2,600	BJ Services Co. (b)	96,876
14,500	Chesapeake Energy Corp. (b)	438,625
4,700	Devon Energy Corp. (b)	283,927
1,800	EOG Resources, Inc.	124,812
19,000	Exxon Mobil Corp. (b)	1,165,650
500	Halliburton Co.	37,105
1,900	Marathon Oil Corp.	158,270
3,000	Nabors Industries Ltd. (a)(b)	101,370
1,300	National-Oilwell, Inc. (a)(b)	82,316
2,100	Noble Corp. (b)	156,282
1,200	Transocean, Inc. (a)(b)	96,384
3,500	Valero Energy Corp. (b)	232,820
12,500	XTO Energy, Inc. (b)	553,375
		4,584,367
FINANCIALS: 11.8%
700	Ambac Financial Group, Inc. (b)	56,770
15,170	American Express Co. (b)	807,347
2,914	Ameriprise Financial, Inc.	130,168
2,800	Bank of New York Co., Inc./The	90,160
8,100	Capital One Financial Corp. (b)	692,145
11,300	Charles Schwab Corp./The (b)	180,574
1,500	Countrywide Financial Corp.	57,120
9,686	Federated Investors, Inc.	305,109
4,200	Genworth Financial, Inc. - Class A (b)	146,328
400	Goldman Sachs Group, Inc. (b)	60,172
2,600	JP Morgan Chase & Co. (b)	109,200
2,200	Legg Mason, Inc. (b)	218,944
3,600	Lehman Brothers Holdings, Inc. (b)	234,540

See accompanying Notes to Financial Statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
FINANCIALS, Continued
1,400	Morgan Stanley	$88,494
4,400	Progressive Corp./The (b)	113,124
400	Public Storage, Inc.	30,360
800	Regions Financial Corp.	26,496
15,094	SLM Corp.	798,775
3,100	St. Paul Travelers Cos., Inc./The (b)	138,198
300	SunTrust Banks, Inc. (b)	22,878
400	Vornado Realty Trust (b)	39,020
500	Wachovia Corp. (b)	27,040
		4,372,962
HEALTH CARE: 15.5%
5,672	Abbott Laboratories (b)	247,356
1,200	Aetna Inc. (b)	47,916
6,200	AmerisourceBergen Corp. (b)	259,904
4,200	Amgen, Inc. (a)(b)	273,966
1,100	Becton, Dickinson & Co.	67,243
1,586	Cardinal Health, Inc. (b)	102,027
1,100	Caremark Rx, Inc. (a)(b)	54,857
2,200	Coventry Health Care, Inc. (a)(b)	120,868
4,500	Eli Lilly and Co. (b)	248,715
2,190	Express Scripts, Inc. (a)	157,110
1,500	Forest Laboratories, Inc. (a)(b)	58,035
2,318	Genzyme Corp. (a)(b)	141,514
2,100	Gilead Sciences, Inc. (a)(b)	124,236
2,962	IMS Health, Inc. (b)	79,530
13,784	Johnson & Johnson	825,937
7,100	King Pharmaceuticals, Inc. (a)	120,700
4,500	Laboratory Corp. of America Holdings (a)(b)	280,035
6,166	Medtronic, Inc. (b)	289,309
3,300	Merck & Co., Inc.	120,219
900	Millipore Corp. (a)(b)	56,691
9,100	Mylan Laboratories Inc. (b)	182,000
23,700	Pfizer, Inc.	556,239
6,258	Quest Diagnostics, Inc. (b)	374,979
3,570	Stryker Corp. (b)	150,333
3,200	Thermo Electron Corp. (a)(b)	115,968
4,600	UnitedHealth Group, Inc. (b)	205,988
2,227	Waters Corp. (a)(b)	98,879
8,200	Wyeth	364,162
		5,724,716
INDEX FUND: 0.7%
4,700	iShares S&P 500 Growth Index Fund	274,480

INDUSTRIALS: 12.1%
1,935	3M Co. (b)	156,290
2,483	American Standard Cos., Inc. (b)	107,439
3,910	Caterpillar, Inc. (b)	291,217

See accompanying Notes to Financial Statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
INDUSTRIALS, Continued
9,122	Danaher Corp. (b)	$586,727
3,000	Equifax, Inc.	103,020
3,400	General Dynamics Corp.	222,564
39,933	General Electric Co.	1,316,192
3,072	Illinois Tool Works, Inc.	145,920
6,400	ITT Corp.	316,800
5,200	L-3 Communications Holdings, Inc.	392,184
1,000	Masco Corp. (b)	29,640
2,200	Monster Worldwide, Inc. (a)	93,852
2,100	Navistar International Corp. (a)	51,681
1,977	PACCAR, Inc.	162,865
2,350	United Parcel Service, Inc. (b)	193,475
4,742	United Technologies Corp.	300,738
		4,470,604
INFORMATION TECHNOLOGY: 19.8%
3,196	Adobe Systems, Inc. (a)(b)	97,030
2,400	Advanced Micro Devices, Inc. (a)(b)	58,608
7,500	Andrew Corp. (a)	66,450
1,918	Apple Computer, Inc. (a)	109,556
1,188	Autodesk, Inc. (a)	40,938
2,036	Automatic Data Processing, Inc.	92,333
24,017	Cisco Systems, Inc. (a)(b)	469,052
2,000	Corning Inc. (a)	48,380
27,346	Dell, Inc. (a)(b)	667,516
10,800	EMC Corp. (a)	118,476
4,200	Fiserv, Inc. (a)	190,512
21,906	Intel Corp. (b)	415,119
4,381	International Business Machines Corp. (IBM)	336,548
10,700	Jabil Circuit, Inc. (b)	273,920
3,000	Lexmark International, Inc. - Class A (a)	167,490
5,000	LSI Logic Corp. (a)(b)	44,750
40,576	Microsoft Corp.	945,421
8,500	Motorola, Inc. (b)	171,275
3,300	NCR Corp. (a)(b)	120,912
11,400	Network Appliance, Inc. (a)(b)	402,420
3,600	Nvidia Corp. (a)	76,644
66,332	Oracle Corp. (a)(b)	961,151
15,500	QLogic Corp. (a)(b)	267,220
2,500	Qualcomm, Inc.	100,175
25,300	Sanmina-SCI Corp. (a)	116,380
21,100	Sun Microsystems, Inc. (a)	87,565
49,418	Symantec Corp. (a)(b)	767,956
4,800	Symbol Technologies, Inc. (b)	51,792
3,100	Xerox Corp. (a)(b)	43,121
		7,308,710
MATERIALS: 2.9%
4,000	Allegheny Technologies, Inc.	276,960
2,000	Ball Corp.	74,080

See accompanying Notes to Financial Statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
MATERIALS, Continued
7,255	Ecolab, Inc. (b)	$294,408
2,000	International Flavors & Fragrances, Inc. (b)	70,480
1,767	Sealed Air Corp.	92,026
3,699	Sigma-Aldrich Corp. (b)	268,695
		1,076,649
TELECOMMUNICATION SERVICES: 0.2%
10,000	Qwest Communications International Inc. (a)(b)	80,900
UTILITIES: 0.7%
1,100	Allegheny Energy, Inc. (a)(b)	40,777
3,330	TXU Corp.	199,101
		239,878

Total Common Stocks
(Cost $34,891,331)		36,580,468

SHORT TERM INVESTMENTS: 0.8%
Money Market Investments: 0.8%
281,584	First American Prime Obligations Fund	281,584

Total Short Term Investments
(Cost $281,584)		281,584

Principal Amount		Value
INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 50.7%

COMMERCIAL PAPER: 18.9%
$406,181	CCN Independence, 5.269%, 04/16/07	406,181
477,195	CCN Orchard Park, 5.238%, 04/10/07	477,195
812,362	Concord Minutemen Capital Co., 5.240%, 07/17/06	812,362
606,853	Duke Funding, 5.343%, 07/27/06	606,853
811,758	Fenway Funding, 5.354%, 07/05/06	811,758
606,853	Laguna ABS Ltd., 5.317%, 07/27/06	606,853
406,181	Lakeside Funding, 5.170%, 07/10/06	406,181
811,647	Mortgage Interest Networking Trust, 5.215%, 07/06/06	811,647
810,331	RAMS Funding, 5.321%, 07/17/06	810,331
810,209	Stratford Receivables Co. LLC, 5.179%, 07/18/06	810,209
405,824	Thornburg Mortgage Capital Resources LLC, 5.110%, 07/06/06	405,824
		6,965,394
REPURCHASE AGREEMENTS: 31.3%
4,061,810	Credit Suisse First Boston, 5.363%, Dated 06/30/06, Due 07/03/06,
	(Collaterlized by Bear Stearns Commercial Mortgage Securities
	Corp. & Credit Suisse First Boston Mortgage Securities Corp.
	Collateralized Mortgage Obligations, valued at $4,265,491.
	Repurchase proceeds are $4,063,625.)	4,061,810

See accompanying Notes to Financial Statements.

ROCHDALE LARGE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Principal Amount		Value
REPURCHASE AGREEMENTS, Continued
$5,077,262	Credit Suisse First Boston, 5.250%, Dated 06/30/06, Due 07/03/06,
	(Collaterlized by various corporate bonds, valued at $5,331,193.
	Repurchase proceeds are $5,079,483.)	$5,077,262
2,437,086	Morgan Stanley, 5.390%, Dated 06/30/06, Due 07/03/06,
	(Collaterlized by U.S. Government Agency Mortgage & Asset
	Backed Securities, valued at $2,496,053. Repurchase proceeds
	are $2,438,180.)	2,437,086
		11,576,158

Shares		Value
MONEY MARKET INVESTMENTS: 0.5%
143,082	AIM Short-Term Liquid Asset Fund	143,082
59,264	Federated Prime Obligations Fund	59,264
		202,346
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(Cost $18,743,898)		18,743,898

TOTAL INVESTMENTS
(Cost $53,916,813), 150.5%		55,605,950
LIABILITIES IN EXCESS OF OTHER ASSETS, (50.5)%		(18,669,009)
TOTAL NET ASSETS, 100.0%		$36,936,941

Percentages are stated as a percent of net assets.
(a) Non Income Producing
(b) This security or portion of this security is out on loan at June 30, 2006.

See accompanying Notes to Financial Statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited)

Shares		Value
COMMON STOCKS: 99.6%
CONSUMER DISCRETIONARY: 4.6%
2,723	AutoNation, Inc. (a)(b)	$58,381
2,571	Brunswick Corp. (b)	85,486
5,813	Carnival Corp. (b)	242,635
828	Centex Corp. (b)	41,648
2,500	Darden Restaurants, Inc. (b)	98,500
4,781	Gannett Co., Inc.	267,401
6,100	Hasbro, Inc.	110,471
5,100	Jones Apparel Group, Inc. (b)	162,129
2,000	KB Home (b)	91,700
2,629	Leggett & Platt, Inc. (b)	65,672
2,400	Lennar Corp.	106,488
5,118	Limited Brands, Inc. (b)	130,970
2,141	McDonald's Corp.	71,937
4,522	Nordstrom, Inc. (b)	165,053
3,000	Pulte Homes, Inc. (b)	86,370
9,462	Time Warner, Inc. (b)	163,693
1,300	VF Corp. (b)	88,296
3,068	Walt Disney Co./The (b)	92,040
		2,128,870
CONSUMER STAPLES: 3.2%
1,900	Altria Group, Inc. (b)	139,517
8,500	Archer-Daniels-Midland Co.	350,880

See accompanying Notes to Financial Statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
CONSUMER STAPLES, Continued
3,800	ConAgra Foods, Inc. (b)	$84,018
2,300	Constellation Brands, Inc. - Class A (a)(b)	57,500
1,000	Costco Wholesale Corp. (a)	57,130
4,500	CVS Corp.	138,150
2,400	General Mills, Inc. (b)	123,984
4,581	Reynolds American, Inc. (b)	528,189
		1,479,368
ENERGY: 11.2%
6,800	Anadarko Petroleum Corp. (b)	324,292
5,027	Apache Corp. (b)	343,093
16,372	ChevronTexaco Corp. (b)	1,016,046
18,128	ConocoPhillips (b)	1,187,928
2,162	Devon Energy Corp. (b)	130,606
7,062	El Paso Corp. (b)	105,930
2,000	EOG Resources, Inc. (b)	138,680
2,100	Hess Corp. (b)	110,985
10,292	Marathon Oil Corp.	857,324
4,200	Nabors Industries Ltd. (a)(b)	141,918
1,000	Noble Corp. (b)	74,420
4,251	Occidental Petroleum Corp. (b)	435,940
4,156	Valero Energy Corp.	276,457
		5,143,619

FINANCIALS: 32.9%
4,814	ACE Ltd.	243,540
7,387	Aflac, Inc.	342,388
7,225	Allstate Corp./The	395,424
1,400	Ambac Financial Group, Inc. (b)	113,540
28,794	Bank of America Corp.	1,384,991
1,500	BB&T Corp. (b)	62,385
1,157	Bear Stearns Companies Inc./The (b)	162,073
3,354	Capital One Financial Corp. (b)	286,599
5,836	Chubb Corp./The	291,216
7,300	Cincinnati Financial Corp.	343,173
6,200	CIT Group, Inc.	324,198
28,339	Citigroup, Inc. (b)	1,367,073
6,021	Countrywide Financial Corp. (b)	229,280
8,500	Equity Office Properties Trust (b)	310,335
300	Equity Residential (b)	13,419
1,051	Federal Home Loan Mortgage Corp. (b)	59,918
3,700	Federated Investors, Inc.	116,550
6,600	Fifth Third Bancorp (b)	243,870
8,200	Genworth Financial, Inc. - Class A (b)	285,688
3,592	Goldman Sachs Group, Inc. (b)	540,345
3,894	Hartford Financial Services Group, Inc.	329,432
5,400	Health Care REIT, Inc.	188,730
19,034	JP Morgan Chase & Co. (b)	799,428
4,410	Lehman Brothers Holdings, Inc.	287,312

See accompanying Notes to Financial Statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
FINANCIALS, Continued
3,208	MBIA, Inc.	$187,828
5,466	Merrill Lynch & Co., Inc. (b)	380,215
10,339	Metlife, Inc. (b)	529,460
17,005	Morgan Stanley	1,074,886
6,194	National City Corp. (b)	224,161
2,800	Plum Creek Timber Co., Inc. (b)	99,400
16,232	Progressive Corp./The (b)	417,325
2,552	Prudential Financial, Inc.	198,290
1,800	Regions Financial Corp.	59,616
5,100	SAFECO Corp. (b)	287,385
2,600	Simon Property Group, Inc. (b)	215,644
3,000	SLM Corp.	158,760
2,940	Sovereign Bancorp, Inc. (b)	59,711
3,200	St. Paul Travelers Cos., Inc./The (b)	142,656
2,500	SunTrust Banks, Inc. (b)	190,650
5,051	Torchmark Corp.	306,697
11,628	UnumProvident Corp. (b)	210,816
17,185	US Bancorp (b)	530,673
6,155	Wachovia Corp.	332,862
560	Washington Mutual, Inc. (b)	25,525
10,034	Wells Fargo & Co. (b)	673,081
600	XL Capital Ltd.	36,780
500	Zions Bancorp.	38,970
		15,102,298
HEALTH CARE: 5.1%
5,220	Aetna Inc. (b)	208,435
3,976	AmerisourceBergen Corp. (b)	166,674
2,000	Biogen Idec, Inc. (a)(b)	92,660
4,888	Caremark Rx, Inc. (a)(b)	243,764
3,833	Fisher Scientific International, Inc. (a)(b)	280,001
3,300	King Pharmaceuticals, Inc. (a)(b)	56,100
4,903	Laboratory Corp. of America Holdings (a)(b)	305,114
4,300	PerkinElmer, Inc.	89,870
24,058	Pfizer, Inc.	564,641
4,634	Wellpoint, Inc. (a)(b)	337,216
		2,344,475
INDEX FUND: 0.9%
12,000	Utilities Select Sector SPDR Fund (b)	387,480

INDUSTRIALS: 18.5%
2,500	3M Co. (b)	201,925
2,943	Burlington Northern Santa Fe Corp. (b)	233,233
5,700	CSX Corp. (b)	401,508
1,700	Cummins, Inc. (b)	207,825
4,391	Deere & Co. (b)	366,605
2,200	Dover Corp.	108,746
2,100	Eaton Corp.	158,340

See accompanying Notes to Financial Statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
INDUSTRIALS, Continued
859	FedEx Corp. (b)	$100,383
8,124	General Dynamics Corp.	531,797
2,500	General Electric Co.	82,400
5,478	Goodrich Corp.	220,709
2,200	Grainger (W.W.), Inc.	165,506
3,400	Honeywell International, Inc.	137,020
15,546	Ingersoll-Rand Co., Ltd. (b)	665,058
4,068	L-3 Communications Holdings, Inc.	306,808
12,100	Masco Corp. (b)	358,644
12,000	Navistar International Corp. (a)	295,320
7,584	Norfolk Southern Corp.	403,620
15,716	Northrop Grumman Corp.	1,006,767
2,650	PACCAR, Inc. (b)	218,307
2,142	Parker Hannifin Corp.	166,219
22,500	Raytheon Co.	1,002,825
2,700	Ryder System, Inc. (b)	157,761
28,668	Tyco International Ltd. (b)	788,370
3,400	United Technologies Corp.	215,628
		8,501,324
INFORMATION TECHNOLOGY: 1.0%
5,000	Andrew Corp. (a)	44,300
3,000	EMC Corp. (a)	32,910
6,000	Hewlett-Packard Co.	190,080
3,000	Novellus Systems, Inc. (a)(b)	74,100
5,292	Nvidia Corp. (a)	112,667
		454,057
MATERIALS: 3.4%
2,000	Alcoa, Inc. (b)	64,720
3,400	Ashland Inc. (b)	226,780
3,500	Bemis Co., Inc.	107,170
3,465	Eastman Chemical Co. (b)	187,110
1,600	Louisiana-Pacific Corp. (b)	35,040
2,900	MeadWestvaco Corp. (b)	80,997
9,048	Nucor Corp. (b)	490,854
3,360	Phelps Dodge Corp. (b)	276,058
1,000	United States Steel Corp. (b)	70,120
		1,538,849
TELECOMMUNICATION SERVICES: 9.0%
38,399	AT&T, Inc. (b)	1,070,948
7,557	BellSouth Corp.	273,563
21,300	CenturyTel, Inc. (b)	791,295
56,273	Citizens Communications Co. (b)	734,363
919	Embarq Corp. (a)(b)	37,670
18,391	Sprint Nextel Corp. (b)	367,636
24,646	Verizon Communications, Inc. (b)	825,394
		4,100,869

See accompanying Notes to Financial Statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
UTILITIES: 9.8%
10,300	Allegheny Energy, Inc. (a)(b)	$381,821
8,000	Ameren Corp. (b)	404,000
6,000	American Electric Power Co., Inc.	205,500
28,300	CMS Energy Corp. (a)(b)	366,202
10,300	Consolidated Edison, Inc. (b)	457,732
8,350	DTE Energy Co. (b)	340,179
4,229	Exelon Corp. (b)	240,334
11,100	NiSource, Inc.	242,424
1,100	Peoples Energy Corp. (b)	39,501
2,400	PG&E Corp. (b)	94,272
18,100	Pinnacle West Capital Corp. (b)	722,371
7,900	PPL Corp. (b)	255,170
4,500	Sempra Energy	204,660
16,800	The Southern Co. (b)	538,440
		4,492,606
TOTAL COMMON STOCKS
(Cost $39,277,436)		45,673,815

WARRANTS & RIGHTS: 0.0%
111	Seagate Technology, Inc. Tax Refund Rights	0

Total Warrants & Rights
(Cost $0)		0

SHORT TERM INVESTMENTS: 1.1%
Money Market Investments: 1.1%
518,340	First American Prime Obligations Fund	518,340

Total Short Term Investments
(Cost $518,339)		518,340

Principal Amount		Value
INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 49.5%

COMMERCIAL PAPER: 18.4%
$491,801	CCN Independence, 5.269%, 04/16/07	491,801
577,783	CCN Orchard Park, 5.238%, 04/10/07	577,783
983,602	Concord Minutemen Capital Co., 5.240%, 07/17/06	983,602
734,771	Duke Funding, 5.343%, 07/27/06	734,771
982,870	Fenway Funding, 5.354%, 07/05/06	982,870
734,771	Laguna ABS Ltd., 5.317%, 07/27/06	734,771
491,801	Lakeside Funding, 5.170%, 07/10/06	491,801
982,736	Mortgage Interest Networking Trust, 5.215%, 07/06/06	982,736
981,142	RAMS Funding, 5.321%, 07/17/06	981,142
980,995	Stratford Receivables Co. LLC, 5.179%, 07/18/06	980,995
491,368	Thornburg Mortgage Capital Resources LLC, 5.110%, 07/06/06	491,368
		8,433,640

See accompanying Notes to Financial Statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Principal Amount		Value
REPURCHASE AGREEMENTS: 30.6%
$4,918,005	Credit Suisse First Boston, 5.363%, Dated 06/30/06, Due 07/03/06,
	(Collaterlized by Bear Stearns Commercial Mortgage Securities
	Corp. & Credit Suisse First Boston Mortgage Securities Corp.
	Collateralized Mortgage Obligations, valued at $5,164,620.
	Repurchase proceeds are $4,920,202.)	$4,918,005
6,147,506	Credit Suisse First Boston, 5.250%, Dated 06/30/06, Due 07/03/06,
	(Collaterlized by various corporate bonds, valued at $6,454,964.
	Repurchase proceeds are $6,150,195.)	6,147,506
2,950,803	Morgan Stanley, 5.390%, Dated 06/30/06, Due 07/03/06,
	(Collaterlized by U.S. Government Agency Mortgage & Asset
	Backed Securities, valued at $3,022,201. Repurchase proceeds
	are $2,952,129.)	2,950,803
		14,016,314

Shares		Value
MONEY MARKET INVESTMENTS: 0.5%
173,241	AIM Short-Term Liquid Asset Fund	173,241
71,755	Federated Prime Obligations Fund	71,755
		244,996
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(Cost $22,694,950)		22,694,950

TOTAL INVESTMENTS
(Cost $62,490,725), 150.2%		68,887,105
LIABILITIES IN EXCESS OF OTHER ASSETS, (50.2)%		(23,033,855)
TOTAL NET ASSETS, 100.0%		$45,853,250

Percentages are stated as a percent of net assets.
(a) Non Income Producing
(b) This security or a portion of this security is out on loan at June 30, 2006.

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited)

Shares		Value
COMMON STOCKS: 99.5%
CONSUMER DISCRETIONARY: 18.3%
6,348	Abercrombie & Fitch Co.	$351,870
3,000	Advance Auto Parts, Inc.	86,700
9,007	Aeropostale, Inc. (a)(b)	260,212
4,500	American Eagle Outfitters (b)	153,180
1,200	AnnTaylor Stores Corp. (a)(b)	52,056
6,696	Applebee's International, Inc. (b)	128,697
3,236	Arbitron, Inc.	124,036
2,273	Arctic Cat, Inc.	44,346
700	Beazer Homes USA, Inc. (b)	32,109
3,307	Blyth, Inc.	61,047
1,403	Brinker International, Inc. (b)	50,929
4,371	Career Education Corp. (a)(b)	130,649
2,647	CEC Entertainment, Inc. (a)(b)	85,022
9,592	Chico's FAS, Inc. (a)(b)	258,792
3,900	Children's Place Retail Stores, Inc./The (a)(b)	234,195
10,500	Christopher & Banks Corp.	304,500
2,724	Claire's Stores, Inc.	69,489
7,004	Corinthian Colleges, Inc. (a)(b)	100,577
3,779	Dollar Tree Stores, Inc. (a)(b)	100,143
1,213	Ethan Allen Interiors, Inc. (b)	44,335
4,189	Fossil, Inc. (a)	75,444
2,700	GameStop Corp. (a)(b)	113,400
3,424	GTECH Holdings Corp. (b)	119,087

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
CONSUMER DISCRETIONARY, Continued
2,220	Guitar Center, Inc. (a)	$98,723
5,924	Harte-Hanks, Inc.	151,891
5,405	ITT Educational Services, Inc. (a)	355,703
12,948	K-Swiss, Inc.	345,712
800	MDC Holdings, Inc. (b)	41,544
7,000	Men's Wearhouse, Inc./The	212,100
600	Meritage Homes Corp. (a)(b)	28,350
6,946	Michaels Stores, Inc.	286,453
1,100	Mohawk Industries, Inc. (a)(b)	77,385
10,600	Nautilus, Inc. (b)	166,526
462	NVR, Inc. (a)(b)	226,958
3,108	O'Reilly Automotive, Inc. (a)	96,939
2,928	OSI Restaurant Partners, Inc. (b)	101,309
2,066	Oxford Industries, Inc. (b)	81,421
3,900	Payless Shoesource, Inc. (a)(b)	105,963
4,200	Pinnacle Entertainment, Inc. (a)	128,730
2,794	Polaris Industries, Inc. (b)	120,980
7,843	Pool Corp. (b)	342,190
4,000	Quiksilver, Inc. (a)(b)	48,720
4,700	Reader's Digest Association, Inc.	65,612
8,086	Ross Stores, Inc. (b)	226,812
2,700	Ryland Group, Inc. (b)	117,639
4,500	Scientific Games Corp. - Class A (a)(b)	160,290
7,300	Shuffle Master, Inc. (a)(b)	239,294
6,206	Sonic Corp. (a)	129,012
4,200	Thor Industries, Inc. (b)	203,490
9,806	Timberland Co./The (a)(b)	255,937
2,600	Toll Brothers, Inc. (a)(b)	66,482
400	Too, Inc. (a)	15,356
1,800	Tractor Supply Co. (a)(b)	99,486
3,400	Urban Outfitters, Inc. (a)(b)	59,466
2,914	Valassis Communications, Inc. (a)(b)	68,741
2,920	Vertrue, Inc. (a)	125,648
173	Washington Post Co./The	134,942
3,014	Williams-Sonoma, Inc. (b)	102,627
		8,069,246
CONSUMER STAPLES: 3.8%
2,500	Church & Dwight Co., Inc.	91,050
860	Delta and Pine Land Co.	25,284
4,090	Energizer Holdings, Inc. (a)(b)	239,551
2,400	Hansen Natural Corp. (a)	456,888
5,761	Hormel Foods Corp.	213,964
9,004	NBTY, Inc. (a)(b)	215,286
3,794	Sanderson Farms, Inc. (b)	106,194
1,400	USANA Health Sciences, Inc. (a)(b)	53,060
6,544	WD-40 Co. (b)	219,682
600	Whole Foods Market, Inc. (b)	38,784
		1,659,743

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
ENERGY: 14.2%
1,400	Arch Coal, Inc.	$59,318
1,100	Cabot Oil & Gas Corp. (b)	53,900
4,900	Cameron International Corp. (a)	234,073
2,440	CARBO Ceramics, Inc. (b)	119,877
3,000	Cimarex Energy Co.	129,000
1,300	Denbury Resources, Inc. (a)(b)	41,171
5,700	ENSCO International, Inc. (b)	262,314
4,800	Frontier Oil Corp.	155,520
10,576	Grant Prideco, Inc. (a)	473,276
3,598	Helix Energy Solutions Group, Inc. (a)(b)	145,215
2,000	Helmerich & Payne, Inc.	120,520
596	Hugoton Royalty Trust (b)	17,701
4,993	Lone Star Technologies, Inc. (a)(b)	269,722
5,308	Murphy Oil Corp.	296,505
9,000	National-Oilwell, Inc. (a)(b)	569,880
5,200	Newfield Exploration Co. (a)(b)	254,488
8,508	Noble Energy, Inc. (b)	398,685
9,944	Patterson-UTI Energy, Inc. (b)	281,515
7,228	Peabody Energy Corp. (b)	402,961
2,245	Petroleum Development Corp. (a)	84,636
4,100	Pioneer Natural Resources Co.	190,281
1,600	Plains Exploration & Production Co. (a)(b)	64,864
2,000	Pogo Producing Co. (b)	92,200
1,200	Quicksilver Resources, Inc. (a)(b)	44,172
3,530	Remington Oil & Gas Corp. (a)	155,214
6,700	Southwestern Energy Co. (a)	208,772
2,950	St Mary Land & Exploration Co.	118,738
2,242	Unit Corp. (a)(b)	127,547
2,994	Western Gas Resources, Inc. (b)	179,191
2,900	W-H Energy Services, Inc. (a)	147,407
2,500	World Fuel Services Corp. (b)	114,225
10,001	XTO Energy, Inc.	442,744
		6,255,632
FINANCIALS: 8.7%
5,225	Arthur J. Gallagher & Co. (b)	132,402
6,382	Associated Banc-Corp	201,224
3,733	Bank of Hawaii Corp.	185,157
5,680	Brown & Brown, Inc. (b)	165,970
3,862	Commerce Bancorp Inc. (b)	137,758
884	Cullen/Frost Bankers, Inc.	50,653
10,782	Eaton Vance Corp. (b)	269,119
1,500	Everest Re Group, Ltd. (b)	129,855
2,728	First Bancorp	25,370
1,718	First Midwest Bancorp, Inc. (b)	63,703
4,903	Hilb Rogal & Hobbs Co. (b)	182,735
3,200	Investment Technology Group, Inc. (a)(b)	162,752
3,288	Investors Financial Services Corp. (b)	147,631
3,000	Legg Mason, Inc. (b)	298,560

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
FINANCIALS, Continued
2,600	Nara Bancorp, Inc.	$48,750
1,897	New Century Financial Corp. (b)	86,788
6,693	Philadelphia Consolidated Holding Co. (a)(b)	203,199
2,600	Radian Group, Inc. (b)	160,628
5,010	SEI Investments Co.	244,889
7,636	TCF Financial Corp. (b)	201,972
9,300	Trustco Bank Corp. (b)	102,486
1,050	W.R. Berkley Corp.	35,836
4,000	Waddell & Reed Financial, Inc. (b)	82,240
2,052	Westamerica Bancorp.	100,486
6,830	World Acceptance Corp. (a)	242,602
3,900	Zenith National Insurance Corp.	154,713
		3,817,478
HEALTH CARE: 16.2%
5,166	Advanced Medical Optics, Inc. (a)(b)	261,916
6,469	Amedisys, Inc. (a)(b)	245,175
5,740	American Medical Systems Holdings, Inc. (a)(b)	95,571
2,781	Amsurg Corp. (a)	63,268
4,136	Apria Healthcare Group, Inc. (a)(b)	78,170
20,800	BioLase Technology, Inc. (a)(b)	174,720
1,700	Biosite, Inc. (a)(b)	77,622
9,200	Bradley Pharmaceuticals, Inc. (a)(b)	93,840
3,770	Centene Corp. (a)(b)	88,708
4,637	Cephalon, Inc. (a)(b)	278,684
5,900	Cerner Corp. (a)(b)	218,949
5,863	Charles River Laboratories International, Inc. (a)(b)	215,758
1,700	Chemed Corp. (b)	92,701
5,100	CNS, Inc.	124,950
5,000	Connetics Corp. (a)(b)	58,800
700	Cooper Cos., Inc. (b)	31,003
7,574	Cytyc Corp. (a)	192,077
4,354	Dendrite International, Inc. (a)	40,231
6,246	Dentsply International, Inc.	378,508
1,759	Dionex Corp. (a)	96,147
4,800	DJ Orthopedics, Inc. (a)	176,784
3,583	Edwards Lifesciences Corp. (a)(b)	162,776
2,000	Enzo Biochem, Inc. (a)(b)	30,160
2,600	Healthways, Inc. (a)(b)	136,864
4,714	Henry Schein, Inc. (a)(b)	220,285
2,722	Hillenbrand Industries, Inc. (b)	132,017
6,120	Intermagnetics General Corp. (a)	165,118
1,600	Intuitive Surgical, Inc. (a)(b)	188,752
3,096	Kensey Nash Corp. (a)(b)	91,332
3,944	LifePoint Hospitals, Inc. (a)(b)	126,721
4,833	Lincare Holdings, Inc. (a)	182,881
1,748	Mentor Corp.	76,038
3,200	Noven Pharmaceuticals, Inc. (a)(b)	57,280
13,065	Odyssey HealthCare, Inc. (a)	229,552

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
HEALTH CARE, Continued
2,000	Omnicare, Inc. (b)	$94,840
5,700	Par Pharmaceutical Cos, Inc. (a)(b)	105,222
3,200	PDL BioPharma, Inc. (a)(b)	58,912
3,400	Pediatrix Medical Group, Inc. (a)(b)	154,020
6,012	Pharmaceutical Product Development, Inc. (b)	211,141
1,300	PolyMedica Corp. (b)	46,748
8,327	Regeneron Pharmaceuticals, Inc. (a)	106,752
6,592	Respironics, Inc. (a)	225,578
9,400	Sciele Pharma, Inc. (a)(b)	217,986
2,900	Sepracor, Inc. (a)(b)	165,706
2,600	SFBC International, Inc. (a)(b)	39,416
3,920	Sierra Health Services, Inc. (a)(b)	176,518
3,368	Techne Corp. (a)	171,498
5,399	Varian Medical Systems, Inc. (a)(b)	255,643
6,499	VCA Antech, Inc. (a)	207,513
		7,120,851
INDEX FUND: 0.7%
2,400	iShares S&P MidCap 400 Growth Index Fund	184,128
1,000	iShares S&P SmallCap 600/BARRA Growth Index Fund (b)	122,600
		306,728
INDUSTRIALS: 17.8%
1,500	AirTran Holdings, Inc. (a)(b)	22,290
2,337	AMETEK, Inc. (b)	110,727
4,256	Armor Holdings, Inc. (a)	233,356
1,100	Brady Corp. (b)	40,524
9,624	C H Robinson Worldwide, Inc. (b)	512,959
8,200	Ceradyne, Inc. (a)(b)	405,818
5,903	ChoicePoint, Inc. (a)(b)	246,568
8,000	Coinstar, Inc. (a)(b)	191,520
1,500	Corporate Executive Board Co./The (b)	150,300
3,442	Donaldson Co., Inc. (b)	116,581
1,103	DRS Technologies, Inc. (b)	53,771
1,400	Dun & Bradstreet Corp. (a)	97,552
8,988	Expeditors International Washington, Inc.	503,418
4,000	Fastenal Co. (b)	161,160
700	Forward Air Corp. (b)	28,511
6,500	Gardner Denver, Inc. (a)	250,250
4,731	Graco, Inc. (b)	217,531
1,787	Harsco Corp. (b)	139,315
5,924	Heartland Express, Inc. (b)	105,980
979	Hubbell, Inc.	46,649
3,727	IDEX Corp.	175,914
6,252	J.B. Hunt Transport Services, Inc. (b)	155,737
2,400	Jacobs Engineering Group, Inc. (a)(b)	191,136
10,000	JetBlue Airways Corp. (a)(b)	121,400
4,495	John H. Harland Co.	195,533
1,000	Joy Global, Inc. (b)	52,090

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
INDUSTRIALS, Continued
10,305	Knight Transportation, Inc. (b)	$208,161
4,307	Korn/Ferry International (a)(b)	84,374
8,300	Labor Ready, Inc. (a)	187,995
5,216	Landstar System, Inc.	246,352
5,508	Oshkosh Truck Corp.	261,740
3,420	Pentair, Inc. (b)	116,930
3,600	Portfolio Recovery Associates, Inc. (a)(b)	164,520
7,376	Precision Castparts Corp.	440,790
1,200	Pre-Paid Legal Services, Inc. (b)	41,400
6,722	Roper Industries, Inc. (b)	314,254
1,200	Shaw Group Inc./The (a)(b)	33,360
7,670	Simpson Manufacturing Co., Inc. (b)	276,504
4,169	Stericycle, Inc. (a)(b)	271,402
4,660	Toro Co. (b)	217,622
6,500	Trinity Industries, Inc.	262,600
3,919	Wabash National Corp.	60,196
3,000	Waste Connections, Inc. (a)(b)	109,200
		7,823,990
INFORMATION TECHNOLOGY: 17.9%
3,000	Activision, Inc. (a)	34,140
5,614	Acxiom Corp. (b)	140,350
1,000	ADTRAN, Inc.	22,430
1,000	Amphenol Corp. (b)	55,960
9,660	ANSYS, Inc. (a)	461,941
4,216	Cabot Microelectronics Corp. (a)	127,787
3,624	CDW Corp. (b)	198,052
4,378	Cognizant Technology Solutions Corp. (a)(b)	294,946
3,300	Cree, Inc. (a)(b)	78,408
4,100	Cypress Semiconductor Corp. (a)(b)	59,614
6,800	Daktronics, Inc.	196,316
2,718	DST Systems, Inc. (a)(b)	161,721
3,100	EPIQ Systems, Inc. (a)(b)	51,584
1,800	F5 Networks, Inc. (a)(b)	96,264
5,448	FactSet Research Systems, Inc.	257,690
4,331	Fidelity National Information Services, Inc.	153,317
10,526	Flir Systems, Inc. (a)(b)	232,204
4,000	Gartner, Inc. (a)(b)	56,800
7,829	Global Imaging Systems, Inc. (a)	323,181
6,210	Global Payments, Inc.	301,495
1,600	International Rectifier Corp. (a)(b)	62,528
5,700	Internet Security Systems, Inc. (a)(b)	107,445
10,874	j2 Global Communications, Inc. (a)(b)	339,486
5,583	Jack Henry & Associates, Inc.	109,762
7,600	Komag, Inc. (a)(b)	350,968
2,091	Kronos, Inc. (a)	75,715
4,838	Lam Research Corp. (a)(b)	225,548
2,900	LoJack Corp. (a)(b)	54,694
3,692	Macrovision Corp. (a)	79,452

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
INFORMATION TECHNOLOGY, Continued
6,800	McAfee, Inc. (a)	$165,036
3,300	MEMC Electronic Materials, Inc. (a)(b)	123,750
4,189	Mercury Computer Systems, Inc. (a)	64,469
3,242	Microchip Technology, Inc. (b)	108,769
5,000	MoneyGram International, Inc. (b)	169,750
12,500	Neoware Inc. (a)(b)	153,625
1,800	Paxar Corp. (a)	37,026
4,667	Plantronics, Inc. (b)	103,654
1,997	Reynolds & Reynolds Co.	61,248
13,200	RF Micro Devices, Inc. (a)(b)	78,804
4,400	SanDisk Corp. (a)(b)	224,312
5,100	Silicon Laboratories, Inc. (a)(b)	179,265
5,400	Sonic Solutions, Inc. (a)(b)	89,100
9,200	Synaptics, Inc. (a)(b)	196,880
8,629	Take-Two Interactive Software, Inc. (a)(b)	91,985
11,101	Talx Corp. (b)	242,779
6,397	Trimble Navigation Ltd. (a)	285,562
7,300	UTstarcom, Inc. (a)(b)	56,867
2,400	Varian Semiconductor Equipment Associates, Inc. (a)(b)	78,264
4,775	WebEx Communications, Inc. (a)(b)	169,704
7,500	Websense, Inc. (a)(b)	154,050
12,400	Western Digital Corp. (a)	245,644
2,100	Zebra Technologies Corp. (a)	71,736
		7,862,077
MATERIALS: 1.8%
1,974	Cleveland-Cliffs, Inc.	156,519
2,600	Florida Rock Industries, Inc. (b)	129,142
3,271	Georgia Gulf Corp.	81,840
7,580	Lyondell Chemical Co. (b)	171,763
4,534	MacDermid, Inc.	130,579
500	Martin Marietta Materials, Inc. (b)	45,575
4,466	Olin Corp.	80,075
		795,493
UTILITIES: 0.1%
600	Questar Corp.	48,294

Total Common Stocks
(Cost $35,301,157)		43,759,532

SHORT TERM INVESTMENTS: 0.2%
Money Market Investments: 0.2%
90,904	First American Prime Obligations Fund	90,904

Total Short Term Investments
(Cost $90,904)		90,904

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Principal Amount		Value
INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 49.8%

COMMERCIAL PAPER: 18.5%
$474,992	CCN Independence, 5.269%, 04/16/07	$474,992
558,036	CCN Orchard Park, 5.238%, 04/10/07	558,036
949,984	Concord Minutemen Capital Co., 5.240%, 07/17/06	949,984
709,660	Duke Funding, 5.343%, 07/27/06	709,660
949,279	Fenway Funding, 5.354%, 07/05/06	949,279
709,660	Laguna ABS Ltd., 5.317%, 07/27/06	709,660
474,992	Lakeside Funding, 5.170%, 07/10/06	474,992
949,148	Mortgage Interest Networking Trust, 5.215%, 07/06/06	949,148
947,609	RAMS Funding, 5.321%, 07/17/06	947,609
947,467	Stratford Receivables Co. LLC, 5.179%, 07/18/06	947,467
474,574	Thornburg Mortgage Capital Resources LLC, 5.110%, 07/06/06	474,574
		8,145,401
REPURCHASE AGREEMENTS: 30.8%
4,749,922	Credit Suisse First Boston, 5.363%, Dated 06/30/06, Due 07/03/06,
	(Collaterlized by Bear Stearns Commercial Mortgage Securities
	Corp. & Credit Suisse First Boston Mortgage Securities Corp.
	Collateralized Mortgage Obligations, valued at $4,988,108.
	Repurchase proceeds are $4,752,045.)	4,749,922
5,937,402	Credit Suisse First Boston, 5.250%, Dated 06/30/06, Due 07/03/06,
	(Collaterlized by various corporate bonds, valued at $6,234,352.
	Repurchase proceeds are $5,940,000.)	5,937,402
2,849,953	Morgan Stanley, 5.390%, Dated 06/30/06, Due 07/03/06,
	(Collaterlized by U.S. Government Agency Mortgage & Asset
	Backed Securities, valued at $2,918,910. Repurchase proceeds
	are $2,851,233.)	2,849,953
		13,537,277

Shares		Value
MONEY MARKET INVESTMENTS: 0.5%
167,321	AIM Short-Term Liquid Asset Fund	167,321
69,304	Federated Prime Obligations Fund	69,304
		236,625
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(Cost $21,919,303)		21,919,303

TOTAL INVESTMENTS
(Cost $57,311,364), 149.5%		65,769,739
LIABILITIES IN EXCESS OF OTHER ASSETS, (49.5)%		(21,785,548)
TOTAL NET ASSETS, 100.0%		$43,984,191

Percentages are stated as a percent of net assets.
(a)	Non Income Producing
(b)	This security of a portion of this security is out on loan at June 30, 2006.

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited)

Shares		Value
COMMON STOCKS - 99.4%
CONSUMER DISCRETIONARY: 8.3%
2,370	American Greetings Corp. (b)	$49,794
7,542	Ashworth, Inc. (a)	67,878
4,106	Barnes & Noble, Inc. (b)	149,869
1,603	Bassett Furniture Industries, Inc.	29,672
3,500	Bob Evans Farms, Inc. (b)	105,035
3,086	BorgWarner, Inc. (b)	200,899
6,220	Building Materials Holding Corp. (b)	173,351
2,900	Cato Corp./The - Class A	74,965
3,800	Foot Locker, Inc. (b)	93,062
4,500	Furniture Brands International, Inc. (b)	93,780
1,900	GameStop Corp. - Class A (a)(b)	79,800
4,511	GameStop Corp. - Class B (a)	154,502
2,016	Hovnanian Enterprises, Inc. (a)(b)	60,641
4,710	Insight Enterprises, Inc. (a)(b)	89,726
4,500	Jo-Ann Stores, Inc. (a)(b)	65,925
3,500	Kellwood Co. (b)	102,445
2,794	Landry's Restaurants, Inc. (b)	90,665
2,068	Laureate Education, Inc. (a)(b)	88,159
3,596	Lenox Group, Inc. (a)	25,496
10,400	Libbey Inc. (b)	76,440
3,008	Lone Star Steakhouse & Saloon, Inc.	78,900
4,510	MDC Holdings, Inc. (b)	234,204
3,637	Men's Wearhouse, Inc./The	110,201

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
CONSUMER DISCRETIONARY, Continued
2,389	Modine Manufacturing Co.	$55,807
3,361	Mohawk Industries, Inc. (a)(b)	236,446
3,500	Multimedia Games, Inc. (a)	35,455
1,000	Oxford Industries, Inc. (b)	39,410
6,400	Payless Shoesource, Inc. (a)(b)	173,888
9,200	PEP Boys - Manny, Moe & Jack/The	107,916
3,700	Pier 1 Imports, Inc. (b)	25,826
14,108	Pinnacle Entertainment, Inc. (a)	432,410
2,444	Ryland Group, Inc. (b)	106,485
3,500	Saks, Inc. (b)	56,595
2,300	Scholastic Corp. (a)	59,731
3,200	Sonic Automotive, Inc.	70,976
12,000	Standard Motor Products, Inc. (b)	100,080
1,232	Standard-Pacific Corp.	31,662
4,000	Toll Brothers, Inc. (a)(b)	102,280
		3,930,376
CONSUMER STAPLES: 3.3%
30,700	American Italian Pasta Co. (a)(b)	262,792
3,332	BJ's Wholesale Club, Inc. (a)(b)	94,462
6,363	Casey's General Stores, Inc. (b)	159,139
3,046	Corn Products International, Inc.	93,208
3,354	Dean Foods Co. (a)(b)	124,735
4,366	J & J Snack Foods Corp.	144,384
2,757	J.M. Smucker Co./The	123,238
2,000	Longs Drug Stores Corp.	91,240
2,293	Nash Finch Co. (b)	48,818
7,859	PepsiAmericas, Inc. (b)	173,762
6,605	Smithfield Foods, Inc. (a)	190,422
670	TreeHouse Foods, Inc. (a)	16,006
1,455	Universal Corp.	54,155
		1,576,361
ENERGY: 6.6%
1,800	Arch Coal, Inc. (b)	76,266
2,670	Bristow Group, Inc. (a)(b)	96,120
4,300	Cimarex Energy Co. (b)	184,900
2,467	Forest Oil Corp. (a)	81,806
1,276	Helmerich & Payne, Inc.	76,892
2,400	Lufkin Industries, Inc. (b)	142,632
1,996	Mariner Energy, Inc. (a)(b)	36,666
559	Maverick Tube Corp. (a)(b)	35,323
6,992	Newfield Exploration Co. (a)(b)	342,188
5,250	Oceaneering International, Inc. (a)	240,712
4,097	Overseas Shipholding Group, Inc.	242,338
2,800	Peabody Energy Corp. (b)	156,100
5,629	Pioneer Natural Resources Co. (b)	261,242
3,100	Pogo Producing Co. (b)	142,910
4,018	Swift Energy Co. (a)(b)	172,493

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
ENERGY, Continued
8,164	Veritas DGC, Inc. (a)(b)	$421,099
5,000	Weatherford International Ltd. (a)(b)	248,100
3,000	W-H Energy Services, Inc. (a)	152,490
		3,110,277
FINANCIALS: 24.3%
3,285	AMB Property Corp.	166,057
4,244	American Financial Group Inc.	182,068
7,296	AmeriCredit Corp. (a)(b)	203,704
1,809	AmerUs Group Co. (b)	105,917
5,505	Anchor BanCorp Wisconsin, Inc.	166,086
4,600	Associated Banc-Corp	145,038
11,973	Astoria Financial Corp. (b)	364,578
2,600	Bank of New York Co., Inc./The	83,720
7,500	BankAtlantic Bancorp, Inc. (b)	111,300
3,369	Cash America International, Inc.	107,808
4,400	Central Pacific Financial Corp.	170,280
1,303	City National Corp.	84,812
7,309	Colonial BancGroup, Inc./The (b)	187,695
5,410	Colonial Properties Trust (b)	267,254
2,691	Delphi Financial Group, Inc. (b)	97,845
1,050	Downey Financial Corp.	71,242
1,600	Entertainment Properties Trust (b)	68,880
3,000	Equity Office Properties Trust (b)	109,530
2,332	Everest Re Group, Ltd.	201,881
1,600	Federal Realty Investments Trust	112,000
13,427	Fidelity National Financial, Inc.	522,982
2,349	Fidelity National Title Group, Inc. (b)	46,205
14,991	First American Financial Corp. (b)	633,669
9,834	Fremont General Corp. (b)	182,519
9,600	Glenborough Realty Trust, Inc. (b)	206,784
2,000	Hanover Insurance Group Inc.	94,920
7,107	HCC Insurance Holdings, Inc. (b)	209,230
6,000	Health Care REIT, Inc.	209,700
4,500	Highwoods Properties, Inc.	162,810
4,743	Horace Mann Educators Corp. (b)	80,394
4,900	Hospitality Properties Trust (b)	215,208
6,267	IndyMac Bancorp, Inc. (b)	287,342
12,800	Investment Technology Group, Inc. (a)	651,008
2,500	Irwin Financial Corp.	48,475
3,866	Jefferies Group, Inc.	114,550
500	LandAmerica Financial Group, Inc. (b)	32,300
7,495	Liberty Property Trust (b)	331,279
3,600	Mack-Cali Realty Corp. (b)	165,312
1,418	MAF Bancorp, Inc.	60,747
8,179	Mercantile Bankshares Corp.	291,745
1,700	Northern Trust Corp. (b)	94,010
5,088	Ohio Casualty Corp. (b)	151,266
8,003	Old Republic International Corp.	171,024

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
FINANCIALS, Continued
5,500	Parkway Properties, Inc. (b)	$250,250
600	Piper Jaffray Cos., Inc. (a)(b)	36,726
4,400	PMI Group Inc./The (b)	196,152
6,000	Potlatch Corp.	226,500
4,002	Protective Life Corp.	186,573
748	Provident Bankshares Corp. (b)	27,220
4,339	Radian Group, Inc. (b)	268,063
6,291	Raymond James Financial, Inc.	190,429
12,568	RLI Corp. (b)	605,526
1,750	Selective Insurance Group	97,772
3,260	Stancorp Financial Group, Inc.	165,967
3,217	Sterling Financial Corp. (b)	98,151
1,400	SunTrust Banks, Inc. (b)	106,764
5,808	SWS Group, Inc.	140,089
11,751	W.R. Berkley Corp.	401,062
4,198	Washington Federal, Inc. (b)	97,352
6,674	Webster Financial Corp.	316,614
3,049	Zenith National Insurance Corp.	120,954
		11,503,338
HEALTH CARE: 3.5%
3,453	Community Health Systems, Inc. (a)(b)	126,898
5,769	Conmed Corp. (a)(b)	119,418
10,123	Cross Country Healthcare, Inc. (a)	184,137
3,654	DJ Orthopedics, Inc. (a)	134,577
3,900	Greatbatch, Inc. (a)	92,040
4,000	Health Net, Inc. (a)	180,680
3,000	Omnicare, Inc. (b)	142,260
3,283	Owens & Minor, Inc. (b)	93,894
4,408	Parexel International Corp. (a)	127,171
1,520	Pediatrix Medical Group, Inc. (a)(b)	68,856
4,000	Steris Corp.	91,440
4,672	Sunrise Senior Living, Inc. (a)(b)	129,181
3,500	Valeant Pharmaceuticals International (b)	59,220
2,034	Vital Signs, Inc.	100,744
		1,650,516
INDEX FUND: 0.4%
5,200	Utilities Select Sector SPDR Fund (b)	167,908

INDUSTRIALS: 19.3%
2,000	A.O. Smith Corp.	92,720
7,939	AAR Corp. (a)	176,484
9,400	Alaska Air Group, Inc. (a)(b)	370,548
2,000	Albany International Corp. - Class A	84,780
2,197	Alexander & Baldwin, Inc. (b)	97,261
4,700	Angelica Corp.	82,438
2,000	Apogee Enterprises, Inc.	29,400
10,114	Applied Industrial Technologies, Inc.	245,871

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
INDUSTRIALS, Continued
4,000	Applied Signal Technology, Inc.	$68,160
5,499	Arkansas Best Corp. (b)	276,105
4,837	Astec Industries, Inc. (a)	165,039
7,500	C&D Technologies, Inc.	56,400
4,700	Coinstar, Inc. (a)(b)	112,518
4,019	Consolidated Graphics, Inc. (a)	209,229
4,578	Curtiss-Wright Corp. (b)	141,369
4,133	DRS Technologies, Inc. (b)	201,484
1,000	EGL, Inc. (a)(b)	50,200
5,849	Esterline Technologies Corp. (a)(b)	243,260
5,018	Flowserve Corp. (a)	285,524
2,768	G&K Services, Inc.	94,942
7,920	Gardner Denver, Inc. (a)	304,920
1,600	Granite Construction, Inc. (b)	72,432
3,200	Heidrick & Struggles International, Inc. (a)	108,288
9,400	Herley Industries, Inc. (a)	105,374
8,200	Hub Group, Inc. (a)(b)	201,146
2,300	Joy Global, Inc. (b)	119,807
600	Kaman Corp.	10,920
2,300	Lennox International, Inc.	60,904
4,200	Manitowoc Co.	186,900
8,132	Mobile Mini, Inc. (a)	237,942
4,883	Moog, Inc. (a)	167,096
1,800	MSC Industrial Direct Co., Inc.	85,626
2,043	Mueller Industries, Inc.	67,480
2,782	NCO Group, Inc. (a)(b)	73,556
1,000	Nordson Corp.	49,180
2,353	Reliance Steel & Aluminum Co.	195,181
8,544	Robbins & Myers, Inc.	223,340
1,200	Roper Industries, Inc. (b)	56,100
3,169	School Specialty, Inc. (a)	100,933
2,154	Sequa Corp. (a)	175,551
7,300	Shaw Group Inc./The (a)(b)	202,940
2,200	SkyWest, Inc. (b)	54,560
7,573	Sourcecorp (a)	187,735
13,000	Spherion Corp. (a)(b)	118,560
1,900	SPX Corp. (b)	106,305
4,100	Standard Register Co./The	48,585
8,700	Swift Transportation Co., Inc. (a)(b)	276,312
5,800	Tecumseh Products Co. (a)	111,360
3,900	Thomas & Betts Corp. (a)	200,070
12,470	Timken Co./The	417,870
2,850	Trinity Industries, Inc.	115,140
1,603	United Stationers, Inc. (a)	79,060
4,933	Universal Forest Products, Inc. (b)	309,447
600	URS Corp. (a)(b)	25,200
600	Valmont Industries, Inc.	27,894
4,500	Viad Corp. (b)	140,850

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
INDUSTRIALS, Continued
2,787	Waste Connections, Inc. (a)(b)	$101,447
3,844	Watsco, Inc.	229,948
2,853	Watts Water Technologies, Inc. (b)	95,718
7,711	Werner Enterprises, Inc. (b)	156,302
7,752	Woodward Governor Co.	236,514
4,940	YRC Worldwide, Inc. (a)(b)	208,023
		9,136,248
INFORMATION TECHNOLOGY: 12.2%
10,000	Adaptec, Inc. (a)(b)	43,400
7,092	Aeroflex, Inc. (a)	82,764
6,725	Agilysys, Inc.	121,050
2,020	Anixter International, Inc. (b)	95,869
12,427	Arrow Electronics, Inc. (a)(b)	400,149
18,500	Atmel Corp. (a)(b)	102,675
2,200	ATMI, Inc. (a)	54,164
15,503	Avnet, Inc. (a)(b)	310,370
1,800	Avocent Corp. (a)(b)	47,250
11,900	Axcelis Technologies, Inc. (a)(b)	70,210
4,274	Belden CDT, Inc. (b)	141,256
6,150	Benchmark Electronics, Inc. (a)(b)	148,338
3,069	Black Box Corp.	117,635
1,440	Brightpoint, Inc. (a)(b)	19,483
5,900	Brooks Automation, Inc. (a)(b)	69,620
6,373	Cadence Design Systems, Inc. (a)(b)	109,297
5,751	CheckFree Corp. (a)(b)	285,019
8,151	Ciber, Inc. (a)(b)	53,715
1,900	Cymer, Inc. (a)(b)	88,274
2,500	Cypress Semiconductor Corp. (a)(b)	36,350
9,042	EPIQ Systems, Inc. (a)(b)	150,459
7,160	Fair Isaac Corp.	259,980
5,000	Fairchild Semiconductor International, Inc. (a)(b)	90,850
4,800	Global Imaging Systems, Inc. (a)	198,144
6,000	Harmonic Inc. (a)	26,880
8,900	Ingram Micro Inc. - Class A (a)(b)	161,357
3,300	International Rectifier Corp. (a)(b)	128,964
5,000	Intersil Corp.	116,250
1,000	Itron, Inc. (a)(b)	59,260
7,500	JDA Software Group, Inc. (a)	105,225
2,800	Lam Research Corp. (a)	130,536
6,000	Lattice Semiconductor Corp. (a)	37,080
5,300	Macrovision Corp. (a)	114,056
4,300	MEMC Electronic Materials, Inc. (a)(b)	161,250
6,057	Methode Electronics, Inc.	63,659
4,900	Microchip Technology, Inc. (b)	164,395
2,500	Neoware Inc. (a)(b)	30,725
3,800	Paxar Corp. (a)	78,166
13,000	Photronics, Inc. (a)	192,400
5,300	Planar Systems, Inc. (a)	63,812

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
INFORMATION TECHNOLOGY, Continued
1,900	Plexus Corp. (a)(b)	$64,999
5,000	RF Micro Devices, Inc. (a)(b)	29,850
4,115	SanDisk Corp. (a)(b)	209,783
3,000	Semtech Corp. (a)(b)	43,350
5,000	Skyworks Solutions, Inc. (a)(b)	27,550
1,400	Supertex, Inc. (a)	55,916
800	Tech Data Corp. (a)(b)	30,648
700	Technitrol, Inc.	16,205
11,095	THQ, Inc. (a)(b)	239,652
6,500	Tollgrade Communications, Inc. (a)	63,050
1,400	Trimble Navigation Ltd. (a)	62,496
1,200	Varian Semiconductor Equipment Associates, Inc. (a)(b)	39,132
11,400	Vishay Intertechnology, Inc. (a)(b)	179,322
		5,792,289
MATERIALS: 10.6%
7,800	Albemarle Corp.	373,464
6,577	Aleris International, Inc. (a)	301,555
1,796	AptarGroup, Inc.	89,100
2,900	Arch Chemicals, Inc. (b)	104,545
8,000	Bowater, Inc. (b)	182,000
1,723	Cabot Corp. (b)	59,478
1,816	Chaparral Steel Co. (a)	130,788
7,500	Chemtura Corp. (b)	70,050
15,608	Commercial Metals Co. (b)	401,126
1,000	Cytec Industries, Inc. (b)	53,660
8,500	Ferro Corp.	135,660
3,400	FMC Corp.	218,926
2,400	Georgia Gulf Corp.	60,048
4,800	H.B. Fuller Co.	209,136
6,620	Lubrizol Corp.	263,807
3,400	Lyondell Chemical Co. (b)	77,044
1,256	Minerals Technologies, Inc. (b)	65,312
4,835	Myers Industries, Inc.	83,114
5,600	Packaging Corp of America (b)	123,312
26,600	PolyOne Corp. (a)	233,548
13,400	Pope & Talbot, Inc. (b)	83,482
10,149	Quanex Corp.	437,117
5,291	RPM International, Inc. (b)	95,238
4,608	RTI International Metals, Inc. (a)(b)	257,311
6,378	Ryerson, Inc. (b)	172,206
7,899	Schulman (A.), Inc.	180,808
2,182	Schweitzer-Mauduit International, Inc.	47,240
1,900	Steel Dynamics, Inc.	124,906
5,026	Steel Technologies, Inc. (b)	97,705
11,900	Wausau Paper Corp.	148,155
15,000	Wellman, Inc. (b)	60,600
3,200	Worthington Industries, Inc. (b)	67,040
		5,007,481

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
TELECOMMUNICATION SERVICES: 0.5%
5,200	Telephone & Data Systems, Inc.	$215,280

UTILITIES: 10.4%
1,200	AGL Resources, Inc. (b)	45,744
3,100	ALLETE, Inc. (b)	146,785
2,800	Alliant Energy Corp.	96,040
2,900	Atmos Energy Corp.	80,939
12,570	Avista Corp.	286,973
2,400	Black Hills Corp.	82,392
8,100	Cascade Natural Gas Corp.	170,829
6,700	Centerpoint Energy, Inc. (b)	83,750
3,732	Central Vermont Public Service Corp.	68,967
3,300	CH Energy Group, Inc.	158,400
500	Energy East Corp. (b)	11,965
5,000	Equitable Resources, Inc.	167,500
1,500	FPL Group, Inc.	62,070
5,390	Great Plains Energy, Inc. (b)	150,165
2,817	Green Mountain Power Corp.	95,750
1,600	Hawaiian Electric Industries, Inc.	44,656
500	IDACORP, Inc.	17,145
2,400	MDU Resources Group, Inc.	87,864
2,200	National Fuel Gas Co. (b)	77,308
1,500	New Jersey Resources Corp.	70,170
11,400	NiSource, Inc.	248,976
3,856	OGE Energy Corp. (b)	135,076
9,703	ONEOK, Inc. (b)	330,290
14,839	Pepco Holdings, Inc. (b)	349,904
3,183	PNM Resources, Inc.	79,448
800	Questar Corp. (b)	64,392
3,432	SCANA Corp. (b)	132,407
54,410	Sierra Pacific Resources (a)(b)	761,740
5,984	UGI Corp.	147,326
3,500	UIL Holdings Corp.	197,015
5,695	Unisource Energy Corp.	177,399
100	WGL Holdings, Inc.	2,895
2,300	Wisconsin Energy Corp.	92,690
4,100	WPS Resources Corp.	203,360
		4,928,330
Total Common Stocks
(Cost $38,205,694)		47,018,404

SHORT TERM INVESTMENTS: 0.0%
Money Market Investments: 0.0%
938	First American Prime Obligations Fund	938

Total Short Term Investments
(Cost $938)		938

See accompanying Notes to Financial Statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Principal Amount		Value
INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 48.0%

COMMERCIAL PAPER: 17.8%
$490,954	CCN Independence, 5.269%, 04/16/07	$490,954
576,789	CCN Orchard Park, 5.238%, 04/10/07	576,789
981,908	Concord Minutemen Capital Co., 5.240%, 07/17/06	981,908
733,508	Duke Funding, 5.343%, 07/27/06	733,508
981,179	Fenway Funding, 5.354%, 07/05/06	981,179
733,508	Laguna ABS Ltd., 5.317%, 07/27/06	733,508
490,954	Lakeside Funding, 5.170%, 07/10/06	490,954
981,044	Mortgage Interest Networking Trust, 5.215%, 07/06/06	981,044
979,454	RAMS Funding, 5.321%, 07/17/06	979,454
979,306	Stratford Receivables Co. LLC, 5.179%, 07/18/06	979,306
490,522	Thornburg Mortgage Capital Resources LLC, 5.110%, 07/06/06	490,522
		8,419,126
REPURCHASE AGREEMENTS: 29.6%
4,909,542	Credit Suisse First Boston, 5.363%, Dated 06/30/06, Due 07/03/06,
	(Collaterlized by Bear Stearns Commercial Mortgage Securities
	Corp. & Credit Suisse First Boston Mortgage Securities Corp.
	Collateralized Mortgage Obligations, valued at $5,155,733.
	Repurchase proceeds are $4,911,737.)	4,909,542
6,136,928	Credit Suisse First Boston, 5.250%, Dated 06/30/06, Due 07/03/06,
	(Collaterlized by various corporate bonds, valued at $6,443,857.
	Repurchase proceeds are $6,139,613.)	6,136,928
2,945,725	Morgan Stanley, 5.390%, Dated 06/30/06, Due 07/03/06,
	(Collaterlized by U.S. Government Agency Mortgage & Asset
	Backed Securities, valued at $3,017,000. Repurchase proceeds
	are $2,947,049.)	2,945,725
		13,992,195

Shares		Value
MONEY MARKET INVESTMENTS: 0.6%
172,944	AIM Short-Term Liquid Asset Fund	172,944
71,633	Federated Prime Obligations Fund	71,633
		244,577
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(Cost $22,655,898)		22,655,898

TOTAL INVESTMENTS
(Cost $60,862,530), 147.4%		69,675,240
LIABILITIES IN EXCESS OF OTHER ASSETS, (47.4)%		(22,389,757)
TOTAL NET ASSETS - 100.0%		$47,285,483

Percentages are stated as a percent of net assets.
(a) Non Income Producing
(b) This security of a portion of this security is out on loan at June 30, 2006.

See accompanying Notes to Financial Statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited)

Shares		Value
COMMON STOCKS: 98.0%
AUSTRIA: 6.7%
33,200	Boehler-Uddeholm AG	$1,815,356
37,200	Erste Bank Der Oesterreichischen Sparkassen AG	2,093,550
52,400	OMV AG	3,119,885
6,200	Raiffeisen International Bank-Holding AG (a)(b)	538,455
56,000	Telekom Austria AG	1,247,023
9,200	voestalpine AG	1,397,951
40,000	Wiener Staedtische Versicherung AG (a)	2,353,453
19,600	Wienerberger Baustoffindustr AG (b)	931,328
		13,497,001
BRAZIL: 8.4%
24,700	Aracruz Celulose SA, ADR	1,294,774
23,500	Banco Itau Holding Financeira SA, ADR	685,260
1,600	Companhia de Bebidas das Americas-CM, ADR	58,560
8,000	Companhia de Bebidas das Americas-PR, ADR	330,000
25,400	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	598,170
24,300	Companhia Energetica de Minas Gerais SA, ADR	1,035,423
33,900	Companhia Siderurgica Nacional SA, ADR	1,091,580
64,800	Companhia Vale Do Rio Doce, ADR	1,557,792
69,300	Gerdau SA, ADR	1,033,263
58,200	Petroleo Brasileiro SA, ADR	4,646,688
383,000	Sadia SA	1,016,783
40,000	Tele Norte Leste Participacoes SA, ADR	510,000

See accompanying Notes to Financial Statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
BRAZIL, Continued
25,900	Uniao de Bancos Brasileiros SA (Unibanco), GDR, ADR	$1,719,501
17,600	Usinas Siderurgicals de Minas Gerais SA	630,980
46,200	Votorantim Celulose e Papel SA, ADR	719,796
		16,928,570
CHINA: 7.0%
729,000	Angang New Steel Co., Ltd. (b)	689,923
2,202,000	China Eastern Airlines Corp., Ltd. (b)	303,380
67,050	China Mobile Ltd./HK, ADR	1,918,300
35,800	China Petroleum & Chemical Corp., ADR	2,051,114
2,800,000	China Shipping Container Lines Co., Ltd. (a)(b)	784,157
4,012,000	China Telecom Corp., Ltd	1,291,477
9,300	CNOOC Ltd., ADR	747,534
4,600,000	CNPC Hong Kong Ltd.	2,591,324
850,000	Digital China Holdings Ltd.	238,048
1,136,000	PetroChina Co., Ltd.	1,214,066
1,202,000	Sinopec Shanghai Petrochemical Co., Ltd.	588,131
2,568,000	Sinotrans Ltd.	810,116
902,000	TPV Technology Ltd.	853,650
		14,081,220
FRANCE: 13.6%
63,100	AXA SA, ADR	2,068,418
26,658	BNP Paribas	2,552,155
16,100	Bouygues SA	827,827
9,000	Compagnie De Saint-Gobain (b)	643,490
25,450	Credit Agricole SA	968,417
8,100	Essilor International SA	815,356
39,400	France Telecom SA, ADR	861,284
5,400	Groupe Danone (a)	686,198
12,239	La Farge SA	1,536,469
12,100	Lagardere SCA	892,995
7,000	L'oreal SA	661,205
23,500	Publicis Groupe (b)	907,742
5,700	Renault SA	612,409
53,800	Sanofi-Aventis, ADR	2,620,060
13,250	Schneider Electric SA, ADR	1,381,215
13,100	Societe Generale	1,926,889
26,100	Suez SA	1,084,955
62,800	Total Fina Elf SA, ADR	4,114,656
8,400	Vinci SA (a)(b)	865,431
43,350	Vivendi Universal SA, ADR	1,513,349
		27,540,520
GERMANY: 12.6%
11,500	Allianz AG	1,815,836
3,700	Altana AG	206,620
23,800	BASF AG, ADR	1,910,902
28,900	Bayer AG, ADR	1,326,799
6,100	Celesio AG	554,815

See accompanying Notes to Financial Statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
GERMANY, Continued
30,100	Commerzbank AG	$1,092,999
7,900	Continental AG	808,562
46,700	DaimlerChrysler AG	2,305,112
28,700	Deutsche Bank AG	3,228,750
65,000	Deutsche Telekom AG, ADR	1,042,600
20,620	E. On AG	2,373,662
3,100	Fresenius Medical Care AG	354,476
45,000	Infineon Technologies AG, ADR (a)	502,200
8,900	Linde AG (b)	686,200
18,350	MAN AG	1,330,312
8,200	Muenchener Rueckversicherungs-Gesellschaft AG	1,120,980
15,800	RWE AG	1,315,606
38,100	SAP AG, ADR	2,001,012
46,500	Thyssen Krupp AG	1,588,005
		25,565,448
HUNGARY: 3.5%
31,500	BorsodChem Rt (a)	362,844
408,300	Magyar Telekom Nyrt (a)	1,553,571
19,700	MOL Hungarian Oil and Gas Plc	2,025,291
57,400	OTP Bank Nyrt	1,626,369
8,650	Gedeon Richter Nyrt	1,590,731
		7,158,806
ITALY: 8.5%
17,500	Assicurazioni Generali SpA	637,479
200,300	Banca Intesa SpA (b)	1,173,368
126,000	Banca Intesa SpA	684,126
76,400	Banca Popolare di Milano Scrl	973,774
79,850	Banche Popolari Unite Scpa (b)	2,066,134
46,600	Banco Popolare di Verona e Novara Scrl	1,248,699
104,750	Capitalia SpA (b)	859,485
10,000	Enel SpA, ADR	430,200
31,150	ENI SpA, ADR	1,830,062
26,200	Lottomatica SpA (a)	993,940
27,000	Mediaset SpA	318,407
99,100	Sanpaolo IMI SpA	1,753,006
96,900	Telecom Italia SpA, ADR	2,705,448
162,000	Terna SpA (a)(b)	432,025
130,000	Unicredito Italiano SpA	1,017,612
		17,123,765
NORWAY: 9.4%
266,100	DNB NOR ASA	3,302,258
20,500	Frontline Ltd. (b)	765,675
171,600	Norsk Hydro ASA (a)	4,548,507
25,300	Orkla ASA	1,172,557
30,250	Prosafe ASA	1,846,616
107,300	Statoil ASA	3,042,370
8,700	Statoil ASA, ADR	248,124

See accompanying Notes to Financial Statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
NORWAY, Continued
137,200	Storebrand ASA	$1,416,103
119,600	Telenor ASA	1,445,790
94,000	Yara International ASA	1,253,354
		19,041,354
POLAND: 3.1%
1,900	Bank Przemyslowo-Handlowy BPH SA	418,548
17,700	Bank Pekao SA	1,058,329
7,300	Bank Zachodni WBK SA	411,216
37,400	Boryszew SA (a)	249,518
28,200	KGHM Polska Miedz SA	958,444
25,000	Polski Koncern Naftowy Orlen SA	416,975
159,800	Powszechna Kasa Oszczednosci Bank Polski SA (a)	1,860,683
151,800	Telekomunikacja Polska SA	955,423
		6,329,136
REPUBLIC OF KOREA (SOUTH): 10.6%
4,000	Cheil Communications, Inc. (a)	798,946
16,300	Cheil Industries Inc.	568,675
32,500	Daewoo Engineering & Construction Co., Ltd.	462,451
9,800	GS Engineering & Construction Corp.	634,224
18,300	Hanjin Heavy Industries & Construction Co., Ltd.	489,929
19,200	Hanjin Shipping Co., Ltd.	458,372
5,150	Hyundai Mipo Dockyard Co., Ltd.	515,678
9,000	Hyundai Motor Co.	764,585
50,200	Kia Motors Corp.	859,816
16,700	Kookmin Bank, ADR (a)	1,387,102
33,900	Korea Electric Power Corp.	1,255,953
25,800	LG Electronics, Inc.	1,563,636
26,700	LG International Corp.	624,759
20,800	LG Petrochemical Co., Ltd.	405,586
17,500	LS Cable Ltd.	617,918
25,350	Posco, ADR (a)	1,695,915
39,600	Samsung Corp.	1,087,304
5,750	Samsung Electronics Co., Ltd.	3,654,545
23,350	Shinhan Financial Group Co., Ltd.	1,095,204
8,300	Shinhan Financial Group Co., Ltd., ADR (a)	784,350
11,300	SK Corp.	726,535
18,950	SK Telecom Co., Ltd., ADR	443,809
7,300	S-oil Corp.	516,290
		21,411,582
THAILAND: 6.4%
242,000	Advanced Info Services Public Co., Ltd.	571,354
412,000	Bangkok Bank Public Co., Ltd. (b)	1,102,413
866,000	Bangkok Expressway Public Co., Ltd.	442,996
217,400	Banpu Public Co., Ltd.	735,692
3,912,200	Charoen Pokphand Foods Public Co., Ltd.	554,194
967,200	Delta Electronics Public Co., Ltd.	418,646
391,000	Electricity Generating Public Co., Ltd.	748,767

See accompanying Notes to Financial Statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
THAILAND, Continued
591,000	Kasikornbank Public Co., Ltd.	$914,717
547,600	Kiatnakin Finance Public Co., Ltd	420,181
3,175,600	Krung Thai Bank Public Co., Ltd.	841,384
462,000	PTT Exploration and Production Public Co., Ltd. (a)	1,284,680
357,000	PTT Public Co., Ltd.	2,116,527
140,700	Siam Cement Public Co., Ltd.	789,869
973,000	Siam Commercial Bank Public Co., Ltd. (b)	1,467,668
474,000	Thai Airways International Public Co., Ltd.	488,051
		12,897,139
UNITED KINGDOM: 8.2%
22,600	Anglo American Plc, ADR	461,944
26,600	AstraZeneca Plc, ADR	1,591,212
18,100	Barclays Plc, ADR	828,618
19,500	Bellway Plc	418,292
19,100	BG Group Plc, ADR	1,277,408
6,400	BHP Billiton Plc	124,149
8,500	BHP Billiton Plc, ADR	332,860
27,800	Enterprise Inns Plc	487,350
16,000	GlaxoSmithKline Plc, ADR	892,800
110,000	Group 4 Securicor Plc (a)	341,226
9,500	Hanson Plc, ADR	577,600
40,100	HBOS Plc	697,043
24,500	HSBC Holdings Plc, ADR	2,164,575
226,300	Legal & General Group Plc	536,697
8,000	Man Group Plc	376,944
2,300	Rio Tinto Plc, ADR	482,333
30,500	Royal Bank of Scotland Group Plc	1,002,811
26,800	Royal Dutch Shell Plc, ADR	1,795,064
27,000	Tomkins Plc	143,670
15,500	Tomkins Plc, ADR	334,025
54,000	Vodafone Group Plc, ADR	1,150,200
10,300	Wolseley Plc	227,230
9,000	Wolseley Plc, ADR	403,020
		16,647,071
TOTAL COMMON STOCKS
(Cost $167,956,566)		198,221,612

RIGHTS: 0.0%
8,900	Linde AG	34,378
TOTAL RIGHTS
(Cost $25,982)		34,378

WARRANTS: 0.0%
2,000	Futurevalor AG
	(Expires 12/2015)	0
TOTAL WARRANTS
(Cost $0)		0

See accompanying Notes to Financial Statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
SHORT TERM INVESTMENTS: 1.7%
Money Market Investments: 1.7%
3,401,401	First American Prime Obligations Fund	$3,401,401

Total Short Term Investments
(Cost $3,401,400)		3,401,401

Principal Amount		Value
INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 4.9%

REPURCHASE AGREEMENTS: 4.9%
$1,000,000	Bank of America LLC, 5.300%, Dated 06/30/06, Due 07/03/2006,
	(collateralized by U.S. Government Agency Mortgage & Asset
	Backed Securities, valued at $1,020,000. Repurchase
	proceeds are $1,000,442.)	1,000,000
1,500,000	Barclays Capital Inc., 5.300%, Dated 06/30/06, Due 07/03/2006
	(collateralized by U.S. Government Agency Mortgage & Asset
	Backed Securities, valued at $1,530,000. Repurchase
	proceeds are $1,500,663.)	1,500,000
1,732,000	Cantor Fitzgerald Securities Inc., 5.350%, Dated 06/30/06,
	Due 07/03/2006, (collateralized by U.S. Government Agency
	Mortgage & Asset Backed Securities, valued at $1,766,641.
	Repurchase proceeds are $1,732,772.)	1,732,000
1,500,000	Deutsche Bank Securities Inc., 5.350%, Dated 06/30/06,
	Due 07/03/2006, (collateralized by U.S. Government Agency
	Mortgage & Asset Backed Securities, valued at $1,530,000.
	Repurchase proceeds are $1,500,669.)	1,500,000
1,518,000	Morgan Stanley & Co. Inc., 5.330%, Dated 06/30/06,
	Due 07/03/2006, (collateralized by U.S. Government Agency
	Mortgage & Asset Backed Securities, valued at $1,549,724.
	Repurchase proceeds are $1,518,674.)	1,518,000
1,604,000	Nomura Securities Inc., 5.350%, Dated 06/30/06, Due 07/03/2006,
	(collateralized by U.S. Government Agency Mortgage & Asset
	Backed Securities, valued at $1,636,080. Repurchase proceeds
	are $1,604,715.)	1,604,000
963,000	WAMU Capital Corp., 5.360%, Dated 06/30/06, Due 07/03/2006,
	(collateralized by U.S. Government Agency Mortgage & Asset
	Backed Securities, valued at $982,260. Repurchase proceeds
	are $963,430.)	963,000

TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(Cost $9,817,000)		9,817,000

See accompanying Notes to Financial Statements.

ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

TOTAL INVESTMENTS
(Cost $181,200,948), 104.6%	$211,474,391
LIABILITIES IN EXCESS OF OTHER ASSETS, (4.6)%	(9,255,982)
TOTAL NET ASSETS, 100.0%	$202,218,409

Percentages are stated as a Non Income Producing
ADR American Depository Receipt
(a) Non Income Producing
(b) This security or a portion of this security is out on loan at June 30, 2006.

Sector	% of Net Assets
Financials	32.7%
Energy	18.4%
Materials	12.2%
Industrials	9.7%
Telecommunications	8.2%
Consumer Discretionary	6.8%
Utilities	4.6%
Health Care	4.3%
Information Technology	3.8%
Consumer Staples	2.2%
Funds	1.7%
TOTAL INVESTMENTS	104.6%
Liabilities in excess of other assets	(4.6)%
TOTAL NET ASSETS	100.0%

See accompanying Notes to Financial Statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited)

Shares		Value
COMMON STOCKS: 94.9%
CLOSED END: 2.3%
17,880	ACM Income Fund, Inc.	$132,491
4,825	BlackRock Limited Duration Income Trust	88,008
3,740	BlackRock Preferred Opportunity Trust Fund	92,453
4,470	BlackRock Strategic Bond Trust	54,757
19,434	Calamos Convertible Opportunities and Income Fund	373,910
32,240	Nuveen Quality Preferred Income Fund II	439,754
		1,181,373
CONSUMER DISCRETIONARY: 5.0%
5,000	Cedar Fair, LP (a)	132,700
72,500	Centerplate, Inc.	971,500
2,491	Cherokee, Inc.	103,028
13,000	DEB Shops, Inc.	313,430
32,000	Regal Entertainment Group - Class A	650,240
26,000	Saks, Inc.	420,420
		2,591,318
CONSUMER STAPLES: 13.0%
4,250	Altria Group, Inc.	312,077
66,500	B & G Foods, Inc.	1,077,965
7,035	H.J. Heinz & Co.	289,983
7,000	Kimberly-Clark Corp.	431,900
9,871	Kraft Foods, Inc.	305,014
8,000	Lancaster Colony Corp.	315,760

See accompanying Notes to Financial Statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
CONSUMER STAPLES, Continued
11,826	Loews Corp - Carolina Group	$607,502
9,360	Procter & Gamble Co.	520,416
2,673	Reynolds American, Inc.	308,197
13,282	UST, Inc.	600,214
49,600	Vector Group Ltd.	806,000
15,000	Wal-Mart Stores, Inc.	722,550
13,835	WD-40 Co.	464,441
		6,762,019
ENERGY: 12.7%
1,100	BP Plc, ADR	76,571
1,100	Buckeye Partners LP	46,299
48,167	Canetic Resources Trust (a)	999,303
8,783	ChevronTexaco Corp.	545,073
9,000	Dorchester Minerals LP	225,990
85,000	Duke Energy Income Fund, Inc.	894,697
13	Enbridge Energy Management LLC (a)	539
7,500	Enbridge Energy Partners LP	326,625
3,700	Energy Transfer Partners LP	165,205
5,200	Enterprise Products Partners LP	129,480
14,988	Exxon Mobil Corp.	919,514
2,500	Kinder Morgan Energy Partners LP	114,900
13	Kinder Morgan Management LLC (a)	559
8,000	Occidental Petroleum Corp.	820,400
1,200	ONEOK Partners, LP	59,220
9,800	Plains All American Pipeline LP	427,966
10,000	Precision Drilling Trust	332,000
6,200	TEPPCO Partners LP	218,550
2,224	Tristar Oil & Gas Ltd (a)	13,548
5,750	Valero LP	283,762
		6,600,201
FINANCIALS: 9.7%
9,510	AmSouth Bancorp.	251,539
17,002	Bank of America Corp.	817,796
5,901	Comerica, Inc.	306,793
17,870	First Commonwealth Financial Corp.	226,949
12,659	FirstMerit Corp.	265,079
8,733	KeyCorp	311,593
5,756	National City Corp.	208,310
5,935	NBT Bancorp, Inc.	137,870
17,323	People's Bank	569,061
7,889	Regions Financial Corp.	261,284
6,067	St. Paul Cos., Inc./The	270,467
7,709	Susquehanna Bancshares, Inc.	184,245
15,000	TD Ameritrade Holding Corp.	222,150
37,550	Trustco Bank Corp.	413,801
10,000	US Bancorp	308,800
7,513	Whitney Holding Corp.	265,735
		5,021,472

See accompanying Notes to Financial Statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
HEALTH CARE: 2.2%
15,440	Bristol-Myers Squibb Co.	$399,278
7,000	Johnson & Johnson	419,440
9,150	Merck & Co., Inc.	333,335
875	Schering-Plough Corp.	16,651
		1,168,704
INDUSTRIALS: 5.1%
1,400	3M Co.	113,078
1,800	Cooper Industries Ltd.	167,256
20,000	Deluxe Corp.	349,600
5,940	Donnelley (R.R.) & Sons Co.	189,783
10,688	Dow Chemical Co.	417,153
3,980	Du Pont (E.I.) de Nemours and Co.	165,568
6,122	Federal Signal Corp.	92,687
10,947	General Electric Co.	360,813
1,872	Honeywell International, Inc.	75,441
4,074	Landauer, Inc.	195,145
1,000	Macquarie Infrastructure Co. Trust	27,590
10,000	Olin Corp.	179,300
4,823	Weyerhaeuser Co.	300,232
		2,633,646
INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 6.9%
20,621	AT&T, Inc.	575,120
18,000	Citizens Communications Co.	234,900
53,500	Consolidated Communications Holdings, Inc.	889,705
17,000	Iowa Telecommunications Services, Inc.	321,640
20,000	Microsoft Corp.	466,000
60,000	Valor Communications Group, Inc.	687,000
12,867	Verizon Communications, Inc.	430,916
		3,605,281
MATERIALS: 2.7%
36,000	Acadian Timber Income Fund	290,244
11,000	Fording Canadian Coal Trust	348,700
14,702	Plum Creek Timber Co., Inc.	521,921
2,000	Southern Copper Corp.	178,260
7,000	USEC, Inc.	82,950
		1,422,075
REITS: 18.4%
2,500	AmREIT	17,950
8,914	Camden Property Trust	655,625
7,264	Colonial Properties Trust	358,842
2,000	Entertainment Properties Trust	86,100
11,000	Equity One, Inc.	229,900
23,271	First Industrial Realty Trust, Inc.	882,902
7,920	General Growth Properties, Inc.	356,875
17,563	Glenborough Realty Trust, Inc.	378,307
20,609	Glimcher Realty Trust	511,309
14,046	Health Care Property Investors, Inc.	375,590

See accompanying Notes to Financial Statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
REITS, Continued
10,260	Health Care REIT, Inc.	$358,587
38,813	HRPT Properties Trust	448,678
8,885	Liberty Property Trust	392,717
4,838	The Macerich Co.	339,628
5,130	Mack-Cali Realty Corp.	235,570
37,179	Nationwide Health Properties, Inc.	836,899
11,012	New Plan Excel Realty Trust	271,886
9,973	Pennsylvania Real Estate Investment Trust	402,610
10,036	Sovran Self Storage, Inc.	509,728
22,792	Tanger Factory Outlet Centers, Inc.	737,777
47,455	Trustreet Properties, Inc.	625,931
13,115	Washington Real Estate Investment Trust	481,321
3,000	Windrose Medical Properties Trust	43,800
		9,538,532
SHIPPING & TRANSPORTATION: 6.0%
37,500	Aries Maritime Transport Ltd.	399,375
30,000	Canada Cartage Dividend Income Fund I	294,276
20,000	Diana Shipping, Inc.	215,000
15,100	Double Hull Tankers, Inc.	203,397
6,000	Eagle Bulk Shipping, Inc.	85,500
28,000	Genco Shipping & Trading Ltd.	486,080
13,500	General Maritime Corp.	498,960
55,000	Jazz Air Income Fund (b)	429,141
11,000	Nordic American Tanker Shipping Limited	400,950
7,000	Ship Finance International Ltd.	121,170
		3,133,849
UTILITIES: 10.9%
8,200	Amerigas Partners LP	241,244
15,000	Atmos Energy Corp.	418,650
4,536	Cleco Corp.	105,462
3,804	Dominion Resources, Inc.	284,501
6,755	DTE Energy Co.	275,199
9,506	Duke Energy Corp.	279,191
12,452	Equitable Resources, Inc.	417,142
2,300	Ferrellgas Partners LP	51,198
14,010	Hawaiian Electric Industries, Inc.	391,019
11,986	National Fuel Gas Co.	421,188
4,682	NiSource, Inc.	102,255
8,396	Northwest Natural Gas Co.	310,904
4,000	OGE Energy Corp.	140,120
4,470	Peoples Energy Corp.	160,518
4,185	Pinnacle West Capital Corp.	167,023
10,329	Progress Energy, Inc.	442,804
5,503	Public Service Enterprise Group, Inc.	363,858
3,333	Scottish Power Plc, ADR	143,786
11,200	Suburban Propane Partners LP	353,024
25,000	United Utilities Plc, ADR	592,750
		5,661,836

See accompanying Notes to Financial Statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares	Value
Total Common Stock
(Cost $45,327,072)	$49,320,306

PREFERRED STOCKS: 4.3%
Closed-End Funds: 4.3%
		Rate
18	Calamos Convertable Opportunity & Income Fund	5.33%	450,000
18	Cohen & Steers REIT Fund	5.33%	450,000
18	Evergreen Managed Income Fund	5.33%	450,000
18	John Hancock PFD Income Fund III	5.10%	450,000
18	Nicholas-Applegate Convertible & Income Fund	5.25%	450,000

TOTAL PREFERRED STOCKS
(Cost $2,250,000)		2,250,000

SHORT TERM INVESTMENTS: 4.5%
Money Market Investments: 4.5%
2,330,494	First American Prime Obligations Fund	2,330,494

Total Short Term Investments
(Cost $2,330,494)		2,330,494

TOTAL INVESTMENTS
(Cost $49,907,566), 103.7%		53,900,800
LIABILITIES IN EXCESS OF OTHER ASSETS, (3.7)%		(1,948,115)
TOTAL NET ASSETS - 100.0%		$51,952,685

Percentages are stated as a percent of net assets
ADR American Depository Receipt
(a) Non Income Producing
(b) Restricted

See accompanying Notes to Financial Statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited)

Principal Amount		Coupon Rate	Maturity Date	Value
CORPORATE BONDS: 34.5%
CONSUMER DISCRETIONARY: 3.3%
$300,000	Anheuser-Busch Cos, Inc.	9.000%	12/01/2009	$330,653
500,000	Pulte Homes, Inc.	5.250%	01/15/2014	451,001
500,000	Time Warner, Inc.	6.875%	05/01/2012	516,735
				1,298,389
ENERGY: 4.1%
130,000	Burlington Resources, Inc.	8.200%	03/15/2025	157,051
500,000	Kinder Morgan Energy Partners LP	5.000%	12/15/2013	458,236
100,000	Louisiana Land & Exploration	7.650%	12/01/2023	115,413
325,000	Noble Corp.	6.950%	03/15/2009	332,928
300,000	Northern State Power (A Minnesota Corporation)	8.000%	08/28/2012	333,061
200,000	Conoco Phillips	9.375%	02/15/2011	228,271
				1,624,960
FINANCIALS: 22.7%
500,000	Allstate Life Global Fund	4.210%	04/02/2007(a)	492,620
130,000	Bank of America Corp.	7.800%	02/15/2010(b)	138,817
350,000	Chubb Corp.	7.125%	12/15/2007	356,354
125,000	First Union Corp.	6.300%	04/15/2028	126,696
250,000	General Electric Capital Corp.	5.310%	02/01/2011	244,831
175,000	General Electric Capital Corp.	8.750%	05/21/2007	179,509
500,000	Hartford Life Global Fund	4.110%	03/15/2008(a)	484,215
400,000	HSBC USA Capital Trust	7.530%	12/04/2026	416,776

See accompanying Notes to Financial Statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value
FINANCIALS, Continued
$100,000	HSBC USA, Inc.	8.375%	02/15/2007	$101,441
450,000	International Lease Finance Corp.	5.700%	07/03/2006	450,000
310,000	Janus Capital Group, Inc.	7.000%	11/01/2006	310,570
340,000	JP Morgan Chase & Co.	7.000%	11/15/2009	352,439
500,000	JP Morgan Chase Bank	6.700%	08/15/2008	510,821
250,000	Lehman Brothers Holdings, Inc.	4.210%	07/14/2008	245,997
250,000	Lehman Brothers Holdings, Inc.	4.230%	09/08/2008	248,354
500,000	Morgan JP & Co., Inc	0.000%	04/24/2027	94,703
300,000	Republic New York Corp.	9.700%	02/01/2009	328,490
250,000	Salomon Smith Barney Holdings, Inc.	7.300%	08/01/2013	265,740
250,000	SLM Corp.	5.480%	01/31/2014(a)	236,538
1,000,000	SLM Corp.	5.510%	01/01/2014(a)	957,660
300,000	SLM Corp.	5.580%	04/25/2016(a)	280,197
200,000	SLM Corp.	5.600%	02/01/2014(a)	188,344
25,000	Suntrust Banks, Inc.	6.000%	02/15/2026	24,410
500,000	Toyota Motor Credit Corp.	4.010%	11/26/2007(a)	486,000
1,295,000	Transamerica Corp.	9.375%	03/01/2008	1,357,529
100,000	Union Planters Bank NA	6.500%	03/15/2018	101,212
				8,980,263
HEALTH CARE: 0.1%
25,000	Cigna Corp.	8.250%	01/01/2007	25,267

INDUSTRIALS: 0.6%
25,000	Ryder System, Inc.	9.875%	05/15/2017	25,551
250,000	Union Pacific Corp.	3.625%	06/01/2010	231,283
				256,834
INFORMATION TECHNOLOGY: 0.1%
50,000	First Data Corp.	6.375%	12/15/2007	50,378

TELECOMMUNICATION SERVICES: 0.4%
180,000	Airtouch Communication Vodafone Group	6.650%	05/01/2008	182,484

UTILITIES: 3.2%
300,000	Duke Energy Corp.	4.200%	10/01/2008(b)	289,784
200,000	Indianapolis Power & Light	7.375%	08/01/2007	203,141
300,000	National Rural Utilities	6.550%	11/01/2018	312,624
250,000	Rochester Gas & Electric Corp.	5.840%	12/22/2008	251,037
200,000	West Texas Utilities Co.	7.750%	06/01/2007	203,360
				1,259,946
Total Corporate Bonds
(Cost $13,989,769)				13,678,521

MUNICIPAL BONDS: 0.2%
75,000	New Orleans Finance Authority	4.100%	07/15/2021	75,000

See accompanying Notes to Financial Statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value
TOTAL MUNICIPAL BONDS
(Cost $75,000)				$75,000

U.S. GOVERNMENT AGENCY OBLIGATIONS: 58.9%
U.S. Government Non-Mortgage-Backed Securities: 30.3%
$300,000	Federal Home Loan Bank	3.000%	10/26/2009	292,134
500,000	Federal Home Loan Bank	3.250%	06/16/2008	494,692
500,000	Federal Home Loan Bank	3.350%	07/11/2006	499,890
500,000	Federal Home Loan Bank	3.360%	04/27/2007(a)	499,508
250,000	Federal Home Loan Bank	3.500%	11/07/2008	245,425
250,000	Federal Home Loan Bank	3.500%	11/28/2008	245,205
200,000	Federal Home Loan Bank	3.500%	03/24/2009	195,423
200,000	Federal Home Loan Bank	3.750%	07/18/2008	196,476
250,000	Federal Home Loan Bank	4.000%	09/22/2010	247,960
300,000	Federal Home Loan Bank	4.000%	07/30/2013	290,224
250,000	Federal Home Loan Bank	4.000%	08/13/2013	243,195
100,000	Federal Home Loan Bank	4.000%	08/20/2013	97,450
500,000	Federal Home Loan Bank	4.000%	02/27/2014	487,164
250,000	Federal Home Loan Bank	4.000%	03/17/2014	242,323
200,000	Federal Home Loan Bank	4.000%	04/29/2014	194,374
250,000	Federal Home Loan Bank	4.045%	09/24/2007	245,684
200,000	Federal Home Loan Bank	4.250%	12/29/2014	193,160
250,000	Federal Home Loan Bank	4.515%	04/15/2008	245,847
200,000	Federal Home Loan Bank	4.660%	11/01/2007(a)	199,846
250,000	Federal Home Loan Bank	4.760%	10/26/2007	247,434
1,000,000	Federal Home Loan Bank	4.850%	04/22/2013(b)	953,615
250,000	Federal Home Loan Bank	5.000%	03/08/2007	248,898
250,000	Federal Home Loan Bank	5.000%	01/28/2008	247,950
200,000	Federal Home Loan Bank	5.000%	05/09/2008	198,054
200,000	Federal Home Loan Bank	5.000%	06/06/2008	198,177
250,000	Federal Home Loan Bank	5.000%	12/29/2009	248,144
250,000	Federal Home Loan Bank	5.000%	09/02/2010	244,240
200,000	Federal Home Loan Bank	5.000%	11/17/2010	197,601
300,000	Federal Home Loan Bank	5.000%	01/26/2016	296,450
250,000	Federal Home Loan Bank	5.000%	08/05/2016	234,798
250,000	Federal Home Loan Bank	5.050%	02/08/2011	244,479
250,000	Federal Home Loan Bank	5.125%	09/30/2008	247,878
200,000	Federal Home Loan Bank	5.250%	11/23/2015	197,012
250,000	Federal Home Loan Bank	5.300%	03/24/2010	247,411
500,000	Federal Home Loan Bank	5.300%	03/13/2018	468,863
300,000	Federal Home Loan Bank	5.340%	04/27/2011	296,143
300,000	Federal Home Loan Bank	5.370%	03/19/2018	283,892
300,000	Federal Home Loan Bank	5.650%	03/07/2013	295,458
200,000	Federal Home Loan Bank	5.700%	02/28/2013	196,681
300,000	Federal Home Loan Bank	6.000%	04/28/2011	298,931
300,000	Federal Home Loan Bank	6.000%	04/25/2016	298,434
250,000	Federal Home Loan Bank Discount Note	5.217%	09/08/2006	247,566
				11,994,089

See accompanying Notes to Financial Statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value
OTHER MORTGAGE-BACKED SECURITIES: 28.6%
$300,000	Federal Home Loan Mortgage Corp.	4.250%	06/18/2018	$278,491
250,000	Federal Home Loan Mortgage Corp.	4.500%	12/16/2010(b)	240,289
1,000,000	Federal Home Loan Mortgage Corp.	4.750%	12/08/2010(b)	969,892
305,000	Federal Home Loan Mortgage Corp.	5.000%	01/27/2014	291,588
145,000	Federal Home Loan Mortgage Corp.	5.000%	11/14/2014	138,007
100,000	Federal Home Loan Mortgage Corp.	5.000%	07/29/2016	92,407
250,000	Federal Home Loan Mortgage Corp.	5.125%	03/04/2014	239,415
250,000	Federal Home Loan Mortgage Corp.	5.250%	11/05/2012(b)	242,383
250,000	Federal Home Loan Mortgage Corp.	5.400%	02/28/2011	247,428
300,000	Federal Home Loan Mortgage Corp.	5.500%	11/24/2015	290,284
250,000	Federal Home Loan Mortgage Corp.	5.500%	12/12/2017	238,779
300,000	Federal Home Loan Mortgage Corp.	5.700%	05/10/2011	297,996
243,210	Federal Home Loan Mortgage Corp.	5.750%	12/15/2018	240,525
300,000	Federal Home Loan Mortgage Corp.	6.000%	07/12/2017	298,300
200,000	Federal Home Loan Mortgage Corp.	6.375%	08/01/2011	199,328
250,000	Federal Home Loan Mortgage Corp. Discount Note	5.031%	09/05/2006	247,676
100,000	Federal National Mortgage Association	4.000%	12/09/2011	92,915
850,000	Federal National Mortgage Association	4.651%	02/17/2009(b)	825,035
1,000,000	Federal National Mortgage Association	5.000%	11/23/2011(b)	968,835
250,000	Federal National Mortgage Association	5.000%	02/27/2013(b)	240,307
300,000	Federal National Mortgage Association	5.000%	11/23/2016	288,693
250,000	Federal National Mortgage Association	5.000%	04/29/2019	237,766
405,000	Federal National Mortgage Association	5.200%	08/24/2017	381,393
250,000	Federal National Mortgage Association	5.250%	11/28/2008	247,940
350,000	Federal National Mortgage Association	5.250%	08/17/2015	341,186
122,323	Federal National Mortgage Association	5.298%	02/25/2019	92,603
250,000	Federal National Mortgage Association	5.375%	03/15/2010	248,063
300,000	Federal National Mortgage Association	5.500%	02/09/2011	295,866
250,000	Federal National Mortgage Association	5.600%	02/28/2011	246,878
300,000	Federal National Mortgage Association	5.750%	05/01/2013	297,553
1,000,000	Federal National Mortgage Association	5.750%	11/07/2017(b)	950,756
250,000	Federal National Mortgage Association	6.000%	02/15/2013	248,117
300,000	Federal National Mortgage Association	6.000%	04/11/2014	296,839
250,000	Federal National Mortgage Association	6.500%	04/24/2017	247,778
250,000	Federal National Mortgage Association	7.000%	11/28/2017	250,611
				11,351,922

Total U.S. Government Agency Obligations
(Cost $23,813,241)		23,346,011

Shares		Value
COMMON STOCKS: 2.2%
CONSUMER DISCRETIONARY: 0.4%
12,900	Centerplate, Inc.	172,860

CONSUMER STAPLES: 0.4%
9,000	B & G Foods, Inc. (b)	145,890

See accompanying Notes to Financial Statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
INDUSTRIALS: 0.3%
9,600	Aries Maritime Transport Ltd.	$102,240

TELECOMMUNICATION SERVICES: 0.5%
4,000	Consolidated Communications Holdings, Inc.	66,520
3,000	Iowa Telecommunications Services, Inc.	56,760
7,400	Valor Communications Group, Inc. (b)	84,730
		208,010
UTILITIES: 0.6%
1,350	Peoples Energy Corp. (b)	48,478
6,500	Suburban Propane Partners LP	204,880
		253,358
TOTAL COMMON STOCKS
(Cost $849,261)		882,358

PREFERRED STOCKS: 1.8%
Closed-End Funds: 1.8%		Rate
10	Advent Claymore Convertable Security	4.610%	250,000
5	F&C Claymore PFD Security, Inc.	5.300%	125,000
6	PIMCO Corporate Opportunity Fund	5.360%	150,000
7	Preferred Income Strategy	5.330%	175,000
TOTAL PREFERRED STOCKS
(Cost $700,000)			700,000

SHORT TERM INVESTMENTS: 1.0%
Money Market Investments: 0.5%
186,434	First American Prime Obligations Fund		186,434

Principal Amount			Maturity Date	Value
U.S. TREASURY OBLIGATIONS: 0.5%
$100,000	U.S. Treasury Bill	3.540%	07/06/2006	99,943
100,000	U.S. Treasury Bill	4.011%	07/13/2006	99,856
				199,799
TOTAL SHORT TERM INVESTMENTS
(Cost $386,233)				386,233

INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 15.9%

COMMERCIAL PAPER: 5.9%
136,072	CCN Independence	5.269%	04/16/2007	136,072
159,862	CCN Orchard Park	5.238%	04/10/2007	159,862
272,144	Concord Minutemen Capital Co.	5.240%	07/17/2006	272,144
203,298	Duke Funding	5.343%	07/27/2006	203,298
271,942	Fenway Funding	5.354%	07/05/2006	271,942
203,298	Laguna ABS Ltd.	5.317%	07/27/2006	203,298
136,072	Lakeside Funding	5.170%	07/10/2006	136,072

See accompanying Notes to Financial Statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Principal Amount		Rate	Maturity Date	Value
COMMERCIAL PAPER, Continued
$271,905	Mortgage Interest Networking Trust	5.215%	07/06/2006	$271,905
271,464	RAMS Funding	5.321%	07/17/2006	271,464
271,423	Stratford Receivables Co. LLC	5.179%	07/18/2006	271,423
135,952	Thornburg Mortgage Capital Resources LLC	5.110%	07/06/2006	135,952
				2,333,432
REPURCHASE AGREEMENTS: 9.8%
1,360,721	Credit Suisse First Boston, 5.363%, Dated 06/30/06, Due 07/03/06, (Collaterlized by Bear Stearns Commercial Mortgage Securities Corp. & Credit Suisse First Boston Mortgage Securities Corp. Collateralized Mortgage Obligations, valued at $1,428,955. Repurchase proceeds are $1,361,329.)			1,360,721

1,700,902	Credit Suisse First Boston, 5.250%, Dated 06/30/06, Due 07/03/06, (Collaterlized by various corporate bonds, valued at $1,785,970. Repurchase proceeds are $1,701,646.)			1,700,902

816,433	Morgan Stanley, 5.390%, Dated 06/30/06, Due 07/03/06, (Collaterlized by U.S. Government Agency Mortgage & Asset Backed Securities, valued at $836,187. Repurchase proceeds are $816,799.)			816,433
				3,878,056

Shares		Value
MONEY MARKET INVESTMENT: 0.2%
47,933	AIM Short-Term Liquid Asset Fund	47,933
19,854	Federated Prime Obligations Fund	19,854
		67,787
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(Cost $6,279,275)		6,279,275

TOTAL INVESTMENTS
(Cost $46,092,779), 114.5%		45,347,398
LIABILITIES IN EXCESS OF OTHER ASSETS, (14.5)%		(5,731,352)
TOTAL NET ASSETS, 100.0%		$39,616,046

Percentages are stated as a percent of net assets.
(a) Variable Rate
(b) This security or portion of this security is out on loan at June 30, 2006.

See accompanying Notes to Financial Statements.

ROCHDALE DARWIN PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited)

Shares		Value
COMMON STOCKS: 99.7%
ASSET MANAGEMENT & CUSTODY BANKS: 2.7%
28,450	Services Acquisition Corp. International (a)	$281,655

BIOTECHNOLOGY: 3.3%
5,897	United Therapeutics Corp. (a)	340,669

HEALTH CARE DISTRIBUTORS: 3.4%
10,275	Patterson Companies Inc. (a)	358,906

HEALTH CARE EQUIPMENT: 24.4%
7,944	Advanced Medical Optics, Inc. (a)	402,761
6,740	Beckman Coulter, Inc.	374,407
8,263	Edwards Lifesciences Corp. (a)	375,388
8,251	Integra LifeSciences Holdings Corp. (a)	320,221
88,277	Orthovita, Inc. (a)	372,529
10,284	Respironics, Inc. (a)	351,919
8,913	SonoSite, Inc. (a)	347,964
		2,545,189
HEALTH CARE FACILITIES: 10.9%
37,740	NovaMed, Inc. (a)	254,745
7,063	Psychiatric Solutions, Inc. (a)	202,426
8,418	Triad Hospitals, Inc. (a)	333,185
11,649	United Surgical Partners International, Inc. (a)	350,285
		1,140,641

See accompanying Notes to Financial Statements.

ROCHDALE DARWIN PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2006 (Unaudited), Continued

Shares		Value
HEALTH CARE SERVICES: 15.7%
7,976	Amedisys, Inc. (a)	$302,290
7,609	DaVita, Inc. (a)	378,167
7,143	Healthways, Inc. (a)	376,008
11,439	Horizon Health Corp. (a)	238,846
7,541	Pediatrix Medical Group, Inc. (a)	341,607
		1,636,918
HEALTH CARE SUPPLIES: 12.9%
3,371	Alcon, Inc. (a)	332,212
7,494	Cooper Cos., Inc.	331,909
6,279	Dentsply International, Inc.	380,507
9,515	LifeCell Corp. (a)	294,204
		1,338,832
HEALTH CARE TECHNOLOGY: 3.1%
22,011	Emageon Inc. (a)	321,141

LEISURE FACILITIES: 3.4%
7,730	Life Time Fitness, Inc. (a)	357,667

LIFE SCIENCES TOOLS & SERVICES: 6.7%
8,481	Charles River Laboratories International, Inc. (a)	312,101
12,972	Illumina, Inc. (a)	384,750
		696,851
MANAGED HEALTH CARE: 5.4%
12,030	Centene Corp. (a)	283,066
4,993	Coventry Health Care, Inc. (a)	274,315
		557,381
PHARMACEUTICALS: 7.8%
5,474	Barr Pharmaceuticals, Inc. (a)	261,055
15,073	Sciele Pharma, Inc. (a)	349,543
6,244	Teva Pharmaceutical Industries, Ltd., - ADR	197,248
		807,846
TOTAL COMMON STOCKS
(Cost $10,169,260)		10,383,696

SHORT TERM INVESTMENTS: 0.2%
Money Market Investments: 0.2%
25,363	First American Prime Obligations Fund	25,363
TOTAL SHORT TERM INVESTMENTS
(Cost $25,363)		25,363

TOTAL INVESTMENTS
(Cost $10,194,623), 99.9%		10,409,059
OTHER ASSETS IN EXCESS OF LIABILITIES, 0.1%		7,703
TOTAL NET ASSETS, 100.0%		$10,416,762

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a) Non Income Producing

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2006 (Unaudited)

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio
ASSETS
Investments in securities at cost	$53,916,813	$62,490,725	$57,311,364	$60,862,530

Investments in securities at value
(Including $18,101,382, $21,917,000,
$21,167,942, and $21,879,288,
of securities loaned, respectively)	$55,605,950	$68,887,105	$65,769,739	$69,675,240
Cash	—	228	191	—
Receivables:
Fund shares sold	137,758	184,294	194,935	205,493
Securities sold	—	1,464,049	—	517,423
Dividends and interest	33,801	56,739	18,607	41,496
Prepaid expenses	13,250	14,386	13,510	14,085
Total assets	55,790,759	70,606,801	65,996,982	70,453,737
LIABILITIES
Payable upon return of securities loaned	18,743,898	22,694,950	21,919,303	22,655,898
Payables:
Fund shares redeemed	41,992	78,022	14,036	11,924
Securities purchased	—	1,901,276	—	405,607
Advisory fees	14,845	18,311	17,413	18,689
Service Fees	4,454	5,493	5,224	5,607
Administration fees	5,453	6,702	6,599	7,071
Distribution fees	22,082	27,138	26,763	28,682
Accrued expenses	21,094	21,659	23,453	34,776
Total liabilities	18,853,818	24,753,551	22,012,791	23,168,254

NET ASSETS	$36,936,941	$45,853,250	$43,984,191	$47,285,483

Number of shares, $0.01 par value,
issued and outstanding
(unlimited shares authorized)	2,103,258	1,629,313	1,162,651	988,147

Net asset value per share	$17.56	$28.14	$37.83	$47.85
Maximum offering price per share*
(Net asset value divided by 94.25%)	$18.63	$29.86	$40.14	$50.77

COMPONENTS OF NET ASSETS
Paid in capital	$37,757,922	$39,391,229	$35,296,217	$36,528,814
Undistributed net investment income	33,076	268,373	—	133,146
Accumulated net realized gain (loss)
on investments	(2,543,194)	(202,732)	229,599	1,810,813
Net unrealized appreciation on:
Investments	1,689,137	6,396,380	8,458,375	8,812,710
Net assets	$36,936,941	$45,853,250	$43,984,191	$47,285,483

* Redemption price per share is equal to net asset value less any applicable sales charge.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2006 (Unaudited)

	Atlas	Dividend &	Intermediate Fixed	Darwin
	Portfolio	Income Portfolio	Income Portfolio	Portfolio
ASSETS
Investments in securities at cost	$181,200,948	$49,907,566	$46,092,779	$10,194,623
Investments in securities at value
(Including $9,817,000, $0,
$6,064,030 and $0 of securities
loaned, respectively)	$211,474,391	$53,900,800	$45,347,398	$10,409,059
Foreign Currency (cost $148,555)	149,019	—	—	—
Cash	10,151	538,013	261	—
Receivables:
Fund shares sold	136,333	184,021	165,078	125,888
Securities sold	294,818	—	—	214,877
Dividends and interest	459,770	237,842	439,632	911
Prepaid expenses	20,760	13,865	14,919	10,131
Total assets	212,545,242	54,874,541	45,967,288	10,760,866

LIABILITIES
Payable upon return of securities loaned	9,817,000	—	6,279,275	—
Payables:
Fund shares redeemed	17,521	8,902	10,979	—
Securities purchased	102,640	2,821,285	—	288,831
Advisory fees	155,778	28,597	6,381	1,615
Service Fees	23,367	6,216	4,824	1,242
Administration fees	30,069	7,548	5,768	5,560
Distribution fees	121,557	30,649	23,409	6,045
Accrued expenses	58,913	18,659	20,606	40,811
Total liabilities	10,326,845	2,921,856	6,351,242	344,104
NET ASSETS	$202,218,397	$51,952,685	$39,616,046	$10,416,762

Number of shares, $0.01 par value,
issued and outstanding
(unlimited shares authorized)	4,110,643	1,944,895	1,537,704	403,060

Net asset value per share	$49.19	$26.71	$25.76	$25.84

Maximum offering price per share*
(Net asset value divided by 94.25%)	$52.20	$28.34	$27.33	$27.42

COMPONENTS OF NET ASSETS
Paid in capital	$174,753,319	$50,308,565	$40,736,325	$10,158,539
Undistributed net investment income	2,954,343	24,240	5,415	—
Accumulated net realized gain (loss)
on investments	(5,763,194)	(2,373,354)	(380,313)	43,787
Net unrealized appreciation
(depreciation) on:
Investments	30,273,443	3,993,234	(745,381)	214,436
Other assets & liabilities denominated
in foreign currencies	486	—	—	—
Net assets	$202,218,397	$51,952,685	$39,616,046	$10,416,762

* Redemption price per share is equal to net asset value less any applicable sales charge.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2006 (Unaudited)

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio
INVESTMENT INCOME
Income
Dividends	$209,870	$432,293	$148,277 (1)	$351,683
Interest	8,956	10,775	9,281	9,766
Income from securities lending	1,791	3,255	8,498	4,878
Total income	220,617	446,323	166,056	366,327

Expenses
Advisory fees	79,029	97,079	99,863	107,117
12b-1 fees	39,514	48,540	49,932	53,559
Fund accounting fees	13,448	13,803	15,610	16,863
Administration fees	11,971	12,714	13,194	14,205
Transfer agent fees	6,728	6,713	8,007	8,286
Audit fees	6,278	6,298	6,270	6,274
Service fees	5,636	6,945	6,632	7,126
Registration expense	4,900	5,009	4,388	4,313
Reports to shareholders	2,479	2,581	2,420	2,617
Trustee fees	2,395	2,580	2,699	2,763
Custody fees	2,317	3,019	3,554	3,837
Legal fees	2,216	3,127	3,324	3,260
Insurance expense	1,280	1,184	1,180	1,741
Miscellaneous	1,743	1,065	1,649	1,211
Total expenses	179,934	210,657	218,722	233,172
Add: expenses recouped by Advisor	13,764	—	—	—
Add: interest expenses	63	26	25	9
Net expenses	193,761	210,683	218,747	233,181
Net investment income (loss)	26,856	235,640	(52,691)	133,146

REALIZED AND UNREALIZED GAIN
(LOSS) FROM INVESTMENTS:
Net realized gain on:
Investments	612,316	587,934	732,405	1,252,332
Change in net unrealized
appreciation/depreciation on:
Investments	(1,298,305)	1,139,999	(237,478)	366,373

Net realized and unrealized gain (loss)
on investments	(685,989)	1,727,933	494,927	1,618,705

Net increase (decrease) in net assets
resulting from operations	$(659,133)	$1,963,573	$442,236	$1,751,851

(1) Net of foreign tax withheld of $19 for Mid/Small Growth Portfolio

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST
STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2006 (Unaudited)

	Atlas Portfolio		Dividend & Income Portfolio		Intermediate Fixed Income Portfolio	Darwin Portfolio
INVESTMENT INCOME
Income
Dividends	$4,404,999	(1)	$1,550,605	(1)	$64,903	$6,702 (1)
Interest	65,362		42,761		820,280	484
Income from securities lending	87,742		—		1,790	—
Total income	4,558,103		1,593,366		886,973	7,186
Expenses
Advisory fees	878,097		147,399		68,182	41,421
12b-1 fees	219,524		56,692		42,614	10,900
Fund accounting fees	37,328		15,159		14,852	11,498
Administration fees	58,912		14,448		11,397	11,795
Transfer agent fees	15,375		6,592		6,142	5,164
Audit fees	7,840		7,402		6,271	6,691
Service fees	29,788		7,847		6,093	1,566
Registration expense	7,621		4,709		5,605	4,073
Reports to shareholders	4,084		2,963		2,156	1,124
Trustee fees	5,919		2,784		2,509	2,314
Custody fees	100,618		4,127		2,753	1,756
Legal fees	14,510		3,740		2,404	646
Insurance expense	1,578		389		798	63
Miscellaneous	6,552		1,504		1,175	373
Total expenses	1,387,746		275,755		172,951	99,384
Add: expenses recouped by Advisor	—		30,381		—	—
Less: expenses waived and reimbursed	—		—		(19,541)	(36,163)
Add: interest expenses	—		—		154	304
Net expenses	1,387,746		306,136		153,564	63,525
Net investment income (loss)	3,170,357		1,287,230		733,409	(56,339)
REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	11,220,429		34,821		16,052	66,577
Securities sold short	—		—		—	15,418
Foreign currency transactions	(46,635)		5,092		—	—
Change in net unrealized
appreciation/depreciation on:
Investments	3,160,228		1,514,623		(573,116)	2,429
Foreign currency translations	465		32		—	—
Net realized and unrealized gain (loss)
on investments and foreign currency	14,334,487		1,554,568		(557,064)	84,424
Net increase in net assets
resulting from operations	$17,504,844		$2,841,798		$176,345	$28,085

(1) Net of foreign tax withheld of $693,985 for Atlas Portfolio, $19,579 for Dividend and Income Portfolio & $1,734 for Darwin Portfolio.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	Large Growth Portfolio		Large Value Portfolio
	Six Months Ended 6/30/2006(1)	Year Ended 12/31/2005	Six Months Ended 6/30/2006(1)	Year Ended 12/31/2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$26,856	$36,886	$235,640	$230,595
Net realized gain on:
Investments	612,316	452,043	587,934	683,792
Change in net unrealized appreciation/
depreciation on investments	(1,298,305)	(35,813)	1,139,999	1,301,212
Net increase (decrease) in net assets
resulting from operations	(659,133)	453,116	1,963,573	2,215,599

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(38,330)	—	(248,621)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	16,250,106	6,450,859	17,491,201	7,012,502
Proceeds from reinvestment of distribution	—	37,501	—	243,985
Cost of shares redeemed	(2,320,261)	(3,866,005)	(3,094,246)	(4,691,629)
Redemption fees	6,489	1,263	3,914	1,063
Net increase in net assets
resulting from share transactions	13,936,334	2,623,618	14,400,869	2,565,921

Total increase in net assets	13,277,201	3,038,404	16,364,442	4,532,899

NET ASSETS
Beginning of year	23,659,740	20,621,336	29,488,808	24,955,909
End of year	$36,936,941	$23,659,740	$45,853,250	$29,488,808

Undistributed net investment income	$33,076	$6,220	$268,373	$32,733

CHANGE IN SHARES
Shares sold	900,361	368,464	630,392	274,048
Shares issued on reinvestment of distribution	—	2,066	—	9,124
Shares redeemed	(129,527)	(223,286)	(111,717)	(188,081)

Net increase	770,834	147,244	518,675	95,091

(1) Unaudited

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS
	Mid/Small Growth Portfolio		Mid/Small Value Portfolio
	Six Months Ended 6/30/2006(1)	Year Ended 12/31/2005	Six Months Ended 6/30/2006(1)	Year Ended 12/31/2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(52,691)	$(124,900)	$133,146	$60,826
Net realized gain on:
Investments	732,405	565,821	1,252,332	1,264,065
Change in net unrealized appreciation/
depreciation on investments	(237,478)	2,170,891	366,373	2,145,239
Net increase in net assets
resulting from operations	442,236	2,611,812	1,751,851	3,470,130

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(57,538)
From net realized gain	—	—	—	(2,032,542)
Total distributions to shareholders	—	—	—	(2,090,080)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	14,324,405	10,623,077	14,189,572	11,268,911
Proceeds from reinvestment of distribution	—	—	—	2,013,523
Cost of shares redeemed	(3,821,829)	(5,128,853)	(4,477,545)	(5,532,902)
Redemption fees	4,448	4,216	3,664	4,500
Net increase in net assets
resulting from share transactions	10,507,024	5,498,440	9,715,691	7,754,032

Total increase in net assets	10,949,260	8,110,252	11,467,542	9,134,082

NET ASSETS
Beginning of year	33,034,931	24,924,679	35,817,941	26,683,859
End of year	$43,984,191	$33,034,931	$47,285,483	$35,817,941

Undistributed net investment income	$—	$—	$133,146	$—

CHANGE IN SHARES
Shares sold	370,444	304,065	294,529	250,399
Shares issued on reinvestment of distribution	—	—	—	43,810
Shares redeemed	(99,520)	(147,797)	(93,624)	(123,306)

Net increase	270,924	156,268	200,905	170,903

(1) Unaudited

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Atlas Portfolio		Dividend & Income Portfolio
	Six Months Ended 6/30/2006(1)	Year Ended 12/31/2005	Six Months Ended 6/30/2006(1)	Year Ended 12/31/2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$3,170,357	$1,030,703	$1,287,230	$1,068,338
Net realized gain (loss) on:
Investments	11,220,429	4,110,540	34,821	122,818
Foreign currency transactions	(46,635)	(130,329)	5,092	(1,714)
Change in net unrealized appreciation/
depreciation on investments and
foreign currency translations	3,160,693	14,249,799	1,514,655	(682,778)
Net increase in net assets
resulting from operations	17,504,844	19,260,713	2,841,798	506,664

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(847,567)	(1,261,276)	(1,068,338)
From paid in capital	—	—	—	(209,584)
Total distributions to shareholders	—	(847,567)	(1,261,276)	(1,277,922)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	59,748,107	64,475,326	15,074,854	15,907,505
Proceeds from reinvestment of distribution	—	790,584	1,203,968	1,204,060
Cost of shares redeemed	(10,154,604)	(7,777,057)	(3,625,628)	(4,802,522)
Redemption fees	23,196	11,116	4,337	8,555
Net increase in net assets
resulting from share transactions	49,616,699	57,499,969	12,657,531	12,317,598

Total increase in net assets	67,121,543	75,913,115	14,238,053	11,546,340

NET ASSETS
Beginning of year	135,096,854	59,183,739	37,714,632	26,168,292
End of year	$202,218,397	$135,096,854	$51,952,685	$37,714,632

Undistributed net investment income (loss)	$2,954,343	$(216,014)	$24,240	$(1,714)

CHANGE IN SHARES
Shares sold	1,226,871	1,641,327	562,242	613,557
Shares issued on reinvestment of distribution	—	18,187	45,383	46,485
Shares redeemed	(208,148)	(197,286)	(135,813)	(185,699)

Net increase	1,018,723	1,462,228	471,812	474,343

(1) Unaudited

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS
	Intermediate Fixed Income Portfolio		Darwin Portfolio
	Six Months Ended 6/30/2006(1)	Year Ended 12/31/2005	Six Months Ended 6/30/2006(1)	Year Ended 12/31/2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$733,409	$951,215	$(56,339)	$(58,767)
Net realized gain (loss) on:
Investments	16,052	(105,592)	66,577	520
Securities sold short	—	—	15,418	(35,302)
Change in net unrealized appreciation/
depreciation on investments	(573,116)	(347,994)	2,429	218,594
Net increase in net assets
resulting from operations	176,345	497,629	28,085	125,045

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(750,361)	(939,020)	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	15,707,440	12,248,339	3,959,510	6,534,978
Proceeds from reinvestment of distribution	727,217	903,920	—	—
Cost of shares redeemed	(5,075,625)	(6,349,075)	(602,637)	(623,369)
Redemption fees	13,412	4,843	628	1,149
Net increase in net assets
resulting from share transactions	11,372,444	6,808,027	3,357,501	5,912,758

Total increase in net assets	10,798,428	6,366,636	3,385,586	6,037,803

NET ASSETS
Beginning of period	28,817,618	22,450,982	7,031,176	993,373
End of period	$39,616,046	$28,817,618	$10,416,762	$7,031,176

Undistributed net investment income	$5,415	$22,367	$—	$—

CHANGE IN SHARES
Shares sold	601,274	463,746	148,799	262,148
Shares issued on reinvestment of distribution	28,152	34,416	—	—
Shares redeemed	(194,117)	(239,583)	(22,845)	(25,042)

Net increase	435,309	258,579	125,954	237,106

(1) Unaudited

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each Period
	Large Growth Portfolio
	Six Months Ended 6/30/06(1)		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02	Year Ended 12/31/01

Net asset value, beginning of period	$17.76		$17.40	$16.46	$13.38	$17.91	$20.53

Income from investment operations:
Net investment income (loss)	0.02	(2)	0.03	0.09	0.02	(0.01)	(0.03)
Net realized and unrealized
gain (loss) on investments	(0.22)		0.36	0.92	3.08	(4.53)	(2.60)

Total from investment
operations	(0.20)		0.39	1.01	3.10	(4.54)	(2.63)

Less distributions:
From net investment income	—		(0.03)	(0.08)	(0.02)	—	—
Return of capital	—		—	—	(0.01)	—	—

Total distributions	—		(0.03)	(0.08)	(0.03)	—	—

Paid in capital from
redemption fees (Note 2)	—	(3)	— (3)	0.01	0.01	0.01	0.01

Net asset value,
end of period	$17.56		$17.76	$17.40	$16.46	$13.38	$17.91

Total return	(1.13)	%(4)	2.24%	6.22%	23.21%	(25.29)%	(12.76)%

Ratios/supplemental data:
Net assets, end of
period (millions)	$36.9		$23.7	$20.6	$19.0	$13.2	$10.8

Portfolio turnover rate	10.19	%(4)	11.97%	36.04%	38.72%	32.18%	45.16%

Ratio of expenses to average net assets:
Before fees waived
and expense absorbed/recouped	1.14	%(5)	1.26%	1.30%	1.28%	1.23%	1.63%
After fees waived
and expenses absorbed/recouped	1.23	%(5)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets:
Before fees waived
and expenses absorbed/recouped	0.26	%(5)	0.17%	0.50%	0.09%	(0.04)%	(0.60)%
After fees waived
and expenses absorbed/recouped	0.17	%(5)	0.18%	0.55%	0.12%	(0.06)%	(0.22)%
__________________
(1)	Unaudited.
(2)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each Period

	Large Value Portfolio
	Six Months Ended 6/30/06(1)		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02	Year Ended 12/31/01

Net asset value, beginning of period	$26.55		$24.57	$21.78	$17.27	$22.56	$25.99

Income from investment operations:
Net investment income	0.17	(2)	0.21	0.16	0.15	0.12	0.07
Net realized and unrealized
gain (loss) on investments	1.42		2.00	2.73	4.51	(5.33)	(3.44)

Total from investment
operations	1.59		2.21	2.89	4.66	(5.21)	(3.37)

Less distributions:
From net investment income	—		(0.23)	(0.11)	(0.15)	(0.10)	(0.07)
Return of capital	—		—	—	(0.02)	—	—

Total distributions	—		(0.23)	(0.11)	(0.17)	(0.10)	(0.07)

Paid in capital from
redemption fees (Note 2)	—	(3)	— (3)	0.01	0.02	0.02	0.01

Net asset value,
end of period	$28.14		$26.55	$24.57	$21.78	$17.27	$22.56

Total return	5.99%	(4)	9.01%	13.32%	27.10%	(22.97)%	(12.91)%
Ratios/supplemental data:
Net assets, end of
period (millions)	$45.9		$29.5	$25.0	$22.5	$14.7	$9.6

Portfolio turnover rate	5.81	%(4)	24.48%	86.66%	62.52%	35.75%	40.60%
Ratio of expenses to average net assets:
Before fees waived
and expenses
absorbed/recouped	1.09	%(5)	1.18%	1.25%	1.22%	1.22%	1.78%
After fees waived
and expenses
absorbed/recouped	1.09	%(5)	1.18%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets:
Before fees waived
and expenses
absorbed/recouped	1.21	%(5)	0.91%	0.69%	0.88%	0.77%	(0.01)%
After fees waived
and expenses
absorbed/recouped	1.21	%(5)	0.91%	0.69%	0.85%	0.74%	0.52%
_______________________
(1)	Unaudited.
(2)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each Period

	Mid/Small Growth Portfolio
	Six Months Ended 6/30/06(1)		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02	Year Ended 12/31/01

Net asset value, beginning of period	$37.05		$33.89	$29.16	$21.76	$27.41	$29.58

Income from investment operations:
Net investment loss	(0.05	)(2)	(0.14)	(0.20)	(0.18)	(0.18)	(0.14)
Net realized and unrealized
gain (loss) on investments	0.83		3.30	4.92	7.56	(5.49)	(1.92)
Total from investment
operations	0.78		3.16	4.72	7.38	(5.67)	(2.06)

Less distributions:
From net realized gain	—		—	—	—	—	(0.11)
Paid in capital from
redemption fees (Note 2)	—	(3)	— (3)	0.01	0.02	0.02	—
Net asset value,
end of period	$37.83		$37.05	$33.89	$29.16	$21.76	$27.41

Total return	2.11	%(4)	9.32%	16.22%	34.01%	(20.61)%	(6.94)%

Ratios/supplemental data:
Net assets, end of
period (millions)	$44.0		$33.0	$24.9	$20.5	$13.2	$7.9

Portfolio turnover rate	8.77	%(4)	9.67%	61.53%	51.19%	38.26%	47.27%

Ratio of expenses to average
net assets:
Before fees waived
and expenses
absorbed/recouped	1.10	%(5)	1.19%	1.29%	1.27%	1.27%	2.08%
After fees waived
and expenses
absorbed/recouped	1.10	%(5)	1.19%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment loss
to average net assets:
Before fees waived
and expenses
absorbed/recouped	(0.26	)%(5)	(0.44)%	(0.62)%	(0.67)%	(0.79)%	(1.57)%
After fees waived
and expenses
absorbed/recouped	(0.26	)%(5)	(0.44)%	(0.68)%	(0.75)%	(0.87)%	(0.84)%

(1)	Unaudited.
(2)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each Period

	Mid/Small Value Portfolio
	Six Months Ended 6/30/06(1)		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02	Year Ended 12/31/01

Net asset value, beginning of period	$45.50		$43.29	$36.70	$26.79	$31.36	$29.86

Income from investment operations:
Net investment income (loss)	0.15	(2)	0.08	(0.02)	0.04	0.01	0.06
Net realized and unrealized
gain (loss) on investments	2.20		4.98	7.74	9.86	(4.47)	1.50

Total from investment
operations	2.35		5.06	7.72	9.90	(4.46)	1.56

Less distributions:
From net investment income	—		(0.08)	(0.04)	(0.01)	—	(0.06)
From net realized gain	—		(2.78)	(1.10)	—	(0.14)	(0.01)

Total distributions	—		(2.86)	(1.14)	(0.01)	(0.14)	(0.07)

Paid in capital from
redemption fees (Note2)	—	(3)	0.01	0.01	0.02	0.03	0.01

Net asset value,
end of period	$47.85		$45.50	$43.29	$36.70	$26.79	$31.36

Total return	5.16	%(4)	11.64%	21.10%	37.02%	(14.12)%	5.27%

Ratios/supplemental data:
Net assets, end of
period (millions)	$47.3		$35.8	$26.7	$21.9	$13.6	$7.0

Portfolio turnover rate	9.95	%(4)	26.75%	79.62%	50.86%	40.06%	51.74%

Ratio of expenses to average net assets:
Before fees waived
and expenses
absorbed/recouped	1.09	%(5)	1.17%	1.29%	1.29%	1.25%	2.23%
After fees waived
and expenses
absorbed/recouped	1.09	%(5)	1.17%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets:
Before fees waived
and expenses
absorbed/recouped	0.62	%(5)	0.20%	(0.04)%	0.21%	0.14%	(0.60)%
After fees waived
and expenses
absorbed/recouped	0.62	%(5)	0.20%	0.02%	0.15%	0.04%	0.28%

(1)	Unaudited.
(2)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each Period

	Atlas Portfolio
	Six Months Ended 6/30/06(2)		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02	4/1/01 through 12/31/01(1)		Year Ended 3/31/01

Net asset value, beginning of period	$43.69		$36.32	$29.77	$21.74	$24.37	$26.06		$37.83

Income from investment operations:
Net investment income	0.87	(3)	0.38	0.05	0.19	0.20	0.36		0.22
Net realized and unrealized
gain (loss) on investments	4.62		7.27	6.75	8.01	(2.63)	(1.98)		(11.89)

Total from investment operations	5.49		7.65	6.80	8.20	(2.43)	(1.62)		(11.67)

Less distributions:
From net investment income	—		(0.28)	(0.25)	(0.17)	(0.21)	(0.12)		(0.10)

Paid in capital from redemption fees (Note 2)	0.01	(4)	—(4)	—	—	0.01	0.05		—

Net asset value, end of period	$49.19		$43.69	$36.32	$29.77	$21.74	$24.37		$26.06
Total return	12.59%		21.07%	22.96%	37.76%	(9.92)%	(6.00	)%(5)	(30.89)%

Ratios/supplemental data:
Net assets, end of period (millions)	$202.2		$135.1	$59.2	$37.5	$28.1	$41.0		$60.8

Portfolio turnover rate	18.62	%(5)	38.97%	77.33%	54.68%	34.53%	42.12	%(5)	71.99%

Ratio of expenses to average net assets:
Before fees waived
and expenses
absorbed/recouped	1.58	%(6)	1.65%	1.73%	1.54%	1.64%	1.46	%(6)	1.32%
After fees waived
and expenses
absorbed/recouped	1.58	%(6)	1.65%	1.73%	1.54%	1.64%	1.46	%(6)	1.37%

Ratio of net investment income to average net assets:
Before fees waived
and expenses
absorbed/recouped	3.61	%(6)	1.15%	0.20%	0.91%	0.54%	0.82	%(6)	0.69%
After fees waived
and expenses
absorbed/recouped	3.61	%(6)	1.15%	0.20%	0.91%	0.54%	0.82	%(6)	0.74%

(1)	In 2001, the Portfolio changed its fiscal year-end from March to December.
(2)	Unaudited.
(3)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(4)	Less than $0.01 per share.
(5)	Not annualized.
(6)	Annualized.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each Period

	Dividend & Income Portfolio
	Six Months Ended 6/30/06(2)		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03		Year Ended 12/31/02	4/1/01 through 12/31/01(1)		Year Ended 3/31/01

Net asset value, beginning of period	$25.60		$26.20	$23.48	$18.00		$26.19	$23.77		$30.40

Income from investment operations:
Net investment income (loss)	0.75	(3)	0.88	0.78	0.22		(0.29)	(0.29)		(0.45)
Net realized and unrealized
gain (loss) on investments	1.05		(0.46)	2.84	5.37		(7.92)	2.75		(6.15)

Total from investment operations	1.80		0.42	3.62	5.59		(8.21)	2.46		(6.60)

Less distributions:
From net investment income	(0.69)		(0.88)	(0.87)	(0.12)		—	—		—
From net realized gain	—		—	—	—		—	(0.06)		(0.06)
Return of capital	—		(0.15)	(0.04)	—		—	—		—

Total distributions	(0.69)		(1.03)	(0.91)	(0.12)		—	(0.06)		(0.06)

Paid in capital from redemption fees (Note 2)	—	(4)	0.01	0.01	0.01		0.02	0.02		0.03

Net asset value, end of period	$26.71		$25.60	$26.20	$23.48		$18.00	$26.19		$23.77

Total return	7.07	%(5)	1.65%	15.79%	31.15%		(31.27)%	10.42	%(5)	(21.66)%

Ratios/supplemental data:
Net assets, end of period (millions)	$52.0		$37.7	$26.2	$10.8		$4.6	$10.0		$9.8

Portfolio turnover rate	5.35	%(5)	2.34%	0.96%	111.78	%(6)	28.89%	52.46	%(5)	95.97%
Ratio of expenses to average net assets:
Before fees waived
and expenses
absorbed/recouped	1.22	%(7)	1.28%	1.42%	2.54%		2.24%	1.98	%(7)	1.96%
After fees waived
and expenses
absorbed/recouped	1.35	%(7)	1.35%	1.35%	1.60%		1.85%	1.85	%(7)	1.85%

Ratio of net investment income (loss) to average net assets:
Before fees waived
and expenses
absorbed/recouped	5.81	%(7)	3.53%	3.54%	0.82%		(1.37)%	(1.51	)%(7)	(1.77)%
After fees waived
and expenses
absorbed/recouped	5.68	%(7)	3.46%	3.61%	1.76%		(0.98)%	(1.39	)%(7)	(1.66)%

(1)	In 2001, the Portfolio changed its fiscal year-end from March to December.
(2)	Unaudited.
(3)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(4)	Less than $0.01 per share.
(5)	Not annualized.
(6)	Prior to June 27, 2003, the Dividend & Income Portfolio operated as the Rochdale Alpha Portfolio, with a different objective and strategy, and as such experienced higher than normal turnover in 2003.
(7)	Annualized.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each Period

	Intermediate Fixed Income Portfolio
	Six Months Ended 6/30/06(1)		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02	Year Ended 12/31/01

Net asset value, beginning of period	$26.14		$26.61	$26.82	$27.92	$26.81	$25.77

Income from investment operations:
Net investment income	0.56	(2)	1.05	1.14	1.37	1.35	1.49
Net realized and unrealized
gain (loss) on investments	(0.42)		(0.50)	(0.23)	(0.18)	1.08	1.00

Total from investment operations	0.14		0.55	0.91	1.19	2.43	2.49

Less distributions:
From net investment income	(0.53)		(1.03)	(1.13)	(1.37)	(1.34)	(1.42)
From net realized gain	—		—	—	(0.82)	—	(0.03)
Return of capital	—		—	—	(0.14)	—	—

Total distributions	(0.53)		(1.03)	(1.13)	(2.33)	(1.34)	(1.45)

Paid in capital from redemption fees (Note 2)	0.01		0.01	0.01	0.04	0.02	—

Net asset value, end of period	$25.76		$26.14	$26.61	$26.82	$27.92	$26.81

Total return	0.58	%(3)	2.13%	3.47%	4.42%	9.37%	9.80%

Ratios/supplemental data:
Net assets, end of period (millions)	$39.6		$28.8	$22.5	$29.4	$36.0	$14.3

Portfolio turnover rate	13.61	%(3)	26.06%	38.50%	123.50%	46.93%	20.89%

Ratio of expenses to average net assets:
Before fees waived
and expenses absorbed	1.01	%(4)	1.10%	1.14%	0.89%	0.88%	1.35%
After fees waived
and expenses absorbed	0.90	%(4)	0.90%	0.90%	0.88%	0.70%	0.54%

Ratio of net investment income to average net assets:
Before fees waived
and expenses absorbed	4.19	%(4)	3.82%	3.87%	4.63%	4.98%	5.04%
After fees waived
and expenses absorbed	4.30	%(4)	4.02%	4.11%	4.64%	5.16%	5.85%
___________________
(1)	Unaudited.
(2)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each Period
	Darwin Portfolio
	Six Months Ended 06/30/06(2)		Year Ended 12/31/05		12/31/04(1) through 12/31/04

Net asset value, beginning of period	$25.37		$24.83		$25.00

Income from investment operations:
Net investment (loss)	(0.17	)(4)	(0.21)		—	(3)
Net realized and unrealized
gain (loss) on investments	0.64		0.75		(0.17)

Total from investment operations	0.47		0.54		(0.17)

Paid in capital from redemption fees (Note 2)	—	(3)	—	(3)	—

Net asset value, end of period	$25.84		$25.37		$24.83

Total return	1.85	%(5)	2.17%		(0.68	)%(5)

Ratios/supplemental data:
Net assets, end of period (millions)	$10.4		$7.0		$1.0

Portfolio turnover rate	19.11	%(5)	151.74%		—

Ratio of expenses to average net assets:
Before fees waived
and expenses absorbed	2.29	%(6)	3.48%		12.94	%(6)
After fees waived
and expenses absorbed	1.46	%(6)(7)	1.46	%(7)	1.45	%(6)

Ratio of net loss to average net assets:
Before fees waived
and expenses absorbed	(2.12	)%(6)	(3.33)%		(12.94	)%(6)
After fees waived
and expenses absorbed	(1.31)%		(1.45	)%(6)	(1.29	)%(6)
___________________
(1)	Inception of Portfolio.
(2)	Unaudited.
(3)	Less than $0.01 per share.
(4)	Net investment loss per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(5)	Not annualized.
(6)	Annualized.
(7)	Includes interest expense of 0.01% of average net assets.

See accompanying Notes to Financial Statements.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2006 (Unaudited)

NOTE 1 - ORGANIZATION

The Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Atlas Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Darwin Portfolio (the “Portfolios”) are series of shares of beneficial interest of Rochdale Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Portfolios, except for Darwin Portfolio, are diversified funds. Rochdale Investment Management LLC (the “Advisor”) is the Advisor to the Portfolios.

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. The Rochdale Atlas Portfolio was established in June 1998. Initial outside investors purchased shares of the Portfolios on June 29, 1998. However, investment operations did not commence until October 2, 1998, for the Rochdale Atlas Portfolio. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999. The Rochdale Darwin Portfolio commenced operations on December 31, 2004.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap growth.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap value.

The Rochdale Mid/Small Growth Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap growth.

The Rochdale Mid/Small Value Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap value.

The Rochdale Atlas Portfolio is a foreign equity fund with the investment objective of long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of select foreign-domiciled, publicly traded companies worldwide that the Advisor has identified as most attractive, based on a multi-factor model of factors, including earnings growth, interest rates, and valuation.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income. It seeks to achieve its objective by investing primarily in investment grade fixed-income obligations and intends to have an average portfolio maturity and duration between 3 to 10 years.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2006 (Unaudited), Continued

The Rochdale Darwin Portfolio is a non-diversified fund with the investment objective of long-term capital appreciation. It seeks to achieve its objective by investing primarily in securities of companies in the health care sector, including health care services, pharmaceuticals, medical equipment/devices, biotechnology, weight loss, fitness, and health foods.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.- In valuing the Portfolios’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such values are being determined. If there has been no sale on such exchange on such day, the security is valued at closing bid price. Securities listed on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security’s fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

B.
Share Valuation. Each Portfolio’s share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio’s net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within 6 months of purchase and which were not subject to a sales charge at the time of purchase or to a contingent deferred sales charge at the time of redemption. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio’s daily net asset value (“NAV”) calculations.

C.
Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. For the year ended December 31, 2005, the Funds indicated below have Post October losses:

Portfolio	Post October Loss Currency	Post October Loss
Rochdale Atlas Portfolio	$32,347	$4,903
Rochdale Dividend and Income Portfolio	1,714	-
Rochdale Intermediate Fixed Income	-	7,215

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2006 (Unaudited), Continued

For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2005, which are available to offset future capital gains, if any:

	Capital losses expiring in:
Portfolio	2009	2010	2011	2012	2013	Total
Rochdale Large Growth Portfolio	$126,281	$2,160,825	$852,258	$-	$-	$3,139,364
Rochdale Large Value Portfolio	-	-	779,202	-	-	779,202
Rochdale Mid/Small Growth Portfolio	-	422,086	-	-	-	422,086
Rochdale Atlas Portfolio	11,256,308	6,104,518	-	-		17,360,826
Rochdale Dividend & Income Portfolio	-	652,878	1,874,722	-	-	2,527,600
Rochdale Intermediate Fixed Income Portfolio	-	-	-	273,604	115,546	389,150

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

D.
Security Transactions and Investment Income.  Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

E.
Foreign Currency.  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

F.
Forward Currency Contracts.  A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

G.
Distributions to Shareholders.  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies and post-October capital and currency losses.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2006 (Unaudited), Continued

The Dividend & Income Portfolio has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Option Writing.  Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

I.
Loans of Portfolio Securities.  Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

At June 30, 2006, each Portfolio loaned equity securities having a market value and received equity securities collateral for the loan as follows:

Portfolio	Market Value	Collateral
Rochdale Large Growth Portfolio	$18,101,382	$18,743,898
Rochdale Large Value Portfolio	21,917,000	22,694,950
Rochdale Mid/Small Growth Portfolio	21,167,942	21,919,303
Rochdale Mid/Small Value Portfolio	21,879,288	22,655,898
Rochdale Atlas Portfolio	9,412,122	9,817,000
Rochdale Intermediate Fixed Income Portfolio	6,064,030	6,279,275

J.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2006 (Unaudited), Continued

K.
Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassification have no effect on net assets or net asset value per share. For the year ended December 31, 2005, permanent differences in book and tax accounting have been reclassified to undistributed net investment income/(loss), accumulated realized gain/(loss) on investment, and paid in capital as follows:.

	Undistributed Net investment Income (Loss)	Undistributed Capital Gain (Loss)	Paid in Capital
Rochdale Large Growth Portfolio	$-	$-	$-
Rochdale Large Value Portfolio	-	-	-
Rochdale Mid/Small Growth Portfolio	124,900	(124,900)	-
Rochdale Mid/Small Value Portfolio	(3,288)	3,288	-
Rochdale Atlas Portfolio	(115,373)	57,968	57,405
Rochdale Dividend & Income Portfolio	(1,714)	1,714	-
Rochdale Intermediate Fixed Income Portfolio	-	-	-
Rochdale Darwin Portfolio	58,767	(3,426)	(55,341)

L.
Securities Sold Short. To the extent the Funds engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds would realize a gain if the price of the security declines between those dates.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Funds must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

M.
Indemnifications. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% from the Atlas Portfolio; 0.95% from the Darwin Portfolio, 0.65% from the Dividend & Income Portfolio; 0.50% from the Large Growth, Large Value, Mid/Small Growth, and Mid/Small Value Portfolios; and 0.40% from the Intermediate Fixed Income Portfolio, based upon the average daily net assets of each Portfolio.

The Advisor also furnishes the portfolios with certain administrative services and the personnel associated with the provision of those services as well as personnel to serve as executive officers of the Trust. For these services, the Advisor is paid on a per portfolio basis a fee based upon the average daily net assets of these portfolios at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million, and 0.08% for assets exceeding $1 billion.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2006 (Unaudited), Continued

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio’s aggregate annual operating expenses to a maximum of 1.25%, 1.25%, 1.35%, 1.35%, 1.95%, 1.35%, 0.90% and 1.45% of average net assets for the Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Atlas, Dividend & Income, Intermediate Fixed Income, and Darwin Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios’ obligation may be subject to reimbursement by the Portfolios within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations. For the six months ended June 30, 2006, the Advisor has reimbursed for expenses in excess of the limit in the amounts of $19,541 for the Intermediate Fixed Income Portfolio and $36,163 for the Darwin Portfolio. The Advisor has recouped for expenses previously reimbursed of $13,764 for the Large Growth Portfolio and $30,381 for the Dividend & Income Portfolio.

At June 30, 2006, the cumulative amounts available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

Portfolio	Unrecouped
Rochdale Dividend & Income Portfolio	$25,562
Rochdale Intermediate Fixed Income Portfolio	133,667
Rochdale Darwin Portfolio	126,831

At June 30, 2006, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

	December 31,
Portfolio	2006	2007	2008	2009
Rochdale Dividend & Income Portfolio	$13,634	$11,928	$-	$-
Rochdale Intermediate Fixed Income Portfolio	6,061	60,425	47,640	19,541
Rochdale Darwin Portfolio	-	314	90,051	36,163

RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust’s shares has advised the Trust that it retained net selling commission for the six months ended June 30, 2006 as follows:

Portfolio	Retained Net Selling Commission
Rochdale Large Growth Portfolio	$998
Rochdale Large Value Portfolio	907
Rochdale Mid/Small Growth Portfolio	205
Rochdale Mid/Small Value Portfolio	125
Rochdale Atlas Portfolio	2,437
Rochdale Dividend & Income Portfolio	1,044
Rochdale Intermediate Fixed Income Portfolio	79
Rochdale Darwin Portfolio	59

The Portfolios have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio’s average net assets to Rochdale Investment Management LLC. For the six months ended June 30, 2006, the amounts paid to the Distributor were as follows:

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2006 (Unaudited), Continued

Portfolio	Distribution Plan Expense
Rochdale Large Growth Portfolio	$39,514
Rochdale Large Value Portfolio	48,540
Rochdale Mid/Small Growth Portfolio	49,932
Rochdale Mid/Small Value Portfolio	53,559
Rochdale Atlas Portfolio	219,524
Rochdale Dividend & Income Portfolio	56,692
Rochdale Intermediate Fixed Income Portfolio	42,614
Rochdale Darwin Portfolio	10,900

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Trust’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the trustees; monitors the activities of the Portfolios’ custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio’s expense accruals. For its services, the Administrator receives a monthly fee from each Portfolio at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per fund of $22,500.

RIM Securities LLC also acts as the Portfolios’ principal underwriter in a continuous public offering of the Portfolios’ shares.

During the six months ended June 30, 2006, RIM Securities LLC received $38,320 in brokerage fee commissions with respect to the Portfolios’ transactions, which constituted 12% of the Portfolios’ brokerage commissions during the period.

Portfolio	Commissions
Rochdale Large Growth Portfolio	$4,087
Rochdale Large Value Portfolio	3,597
Rochdale Mid/Small Growth Portfolio	2,856
Rochdale Mid/Small Value Portfolio	4,646
Rochdale Atlas Portfolio	11,972
Rochdale Dividend & Income Portfolio	9,968
Rochdale Intermediate Fixed Income Portfolio	350
Rochdale Darwin Portfolio	844
$38,320

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor, Distributor, or Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the six months ended June 30, 2006, are as follows:

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2006 (Unaudited), Continued

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$16,861,707	$3,198,478
Rochdale Large Value Portfolio	17,003,676	2,247,157
Rochdale Mid/Small Growth Portfolio	13,789,406	3,510,159
Rochdale Mid/Small Value Portfolio	13,989,539	4,255,389
Rochdale Atlas Portfolio	82,087,802	32,392,247
Rochdale Dividend & Income Portfolio	15,216,007	2,345,048
Rochdale Intermediate Fixed Income Portfolio	17,237,761	4,505,540
Rochdale Darwin Portfolio	4,942,154	1,673,894

NOTE 5 - TAX INFORMATION

As of December 31, 2005, the tax basis of the Portfolios’ components of distributable earnings/(deficit) were as follows:

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio
Cost of investments for tax purposes	$25,217,937	$35,201,039	$36,527,992	$37,168,095
Gross tax unrealized appreciation	3,539,993	5,650,394	9,584,301	8,814,245
Gross tax unrealized depreciation	(568,697)	(405,477)	(969,168)	(367,908)
Net tax unrealized appreciation on investments*	2,971,296	5,244,917	8,615,133	8,446,337
Undistributed net investment income	6,220	32,733	-	-
Undistributed long term capital gain	-	-	-	558,481
Capital loss carryforwards	(3,139,364)	(779,202)	(422,086)	-
Post October losses	-	-	-	-
Total distributable earnings/(deficit)	$(161,848)	$4,498,448	$8,193,047	$9,004,818

	Atlas Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Darwin Portfolio
Cost of investments for tax purposes	$111,566,811	$34,731,774	$34,942,951	$6,933,174
Gross tax unrealized appreciation	28,301,533	3,677,246	204,724	343,931
Gross tax unrealized depreciation	(1,428,098)	(1,198,667)	(376,989)	(170,132)
Net tax unrealized appreciation (depreciation) on investments and foreign currency*	26,873,435	2,478,579	(172,265)	173,799
Undistributed net investment income	484,875	-	22,367	-
Capital loss carryforwards	(17,360,826)	(2,413,267)	(389,150)	-
Post October losses	(37,250)	(1,714)	(7,215)	-
Total distributable earnings/(deficit)	$9,960,234	$63,598	$(546,263)	$173,799

*	The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of wash sales and passive foreign investment companies.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2006 (Unaudited), Continued

The tax composition of dividends for the six months ended June 30, 2006 (other than return of capital dividends for the fiscal year) was as follows:

	Ordinary Income Total	Ordinary Income Per Share	Long-term Capital Gains Total	Long-term Capital Gains Per Share
Large Growth Portfolio	$-	$-	$-	$-
Large Value Portfolio	-	-	-	-
Mid/Small Growth Portfolio	-	-	-	-
Mid/Small Value Portfolio	-	-	-	-
Atlas Portfolio	-	-	-	-
Dividend & Income Portfolio	1,261,276	0.69	-	-
Intermediate Fixed Income Portfolio	750,361	0.53	-	-
Darwin Portfolio	-	-	-	-

The tax composition of dividends for the fiscal year ended December 31, 2005 (other than return of capital dividends for the fiscal year) was as follows:

	Ordinary Income Total	Ordinary Income Per Share	Long-term Capital Gains Total	Long-term Capital Gains Per Share	Return of Capital	Return of Capital Per Share
Large Growth Portfolio	$38,330	$0.03	$-	$-	$-	$-
Large Value Portfolio	248,621	0.21	-	-	-	-
Mid/Small Growth Portfolio	-	-	-	-	-	-
Mid/Small Value Portfolio	60,826	0.08	2,029,254	2.78	-	-
Atlas Portfolio	847,567	0.28	-	-	-	-
Dividend & Income Portfolio	1,068,338	0.88	-	-	209,584	0.15
Intermediate Fixed Income Portfolio	939,220	1.03	-	-	-	-
Darwin Portfolio	-	-	-	-	-	-

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2006 (Unaudited), Continued

NOTE 6 - LINE OF CREDIT

Each of the Portfolios has an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Portfolio were limited to either the lesser of 10% of the Funds’ net assets or explicit amount on the LOC. Interest is charged to each Portfolio based on its borrowings at prime rate minus 0.50%.

Borrowing activity under the LOC for the six months ended June 30, 2006, was as follows:

Portfolio	Maximum Amount of Line of Credit	Interest Expense	Maximum Amount Outstanding
Rochdale Large Growth Portfolio	$2,000,000	$63	$263,000
Rochdale Large Value Portfolio	2,000,000	26	74,000
Rochdale Mid/Small Growth Portfolio	2,000,000	25	68,000
Rochdale Mid/Small Value Portfolio	2,000,000	9	48,000
Rochdale Atlas Portfolio	2,000,000	-	-
Rochdale Dividend & Income Portfolio	2,000,000	-	-
Rochdale Intermediate Fixed Income Portfolio	2,000,000	154	243,000
Rochdale Darwin Portfolio	2,000,000	304	165,000

At June 30, 2006, there were no borrowings under the LOC for each Portfolio.

ROCHDALE INVESTMENT TRUST
TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day to day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Carl Acebes 570 Lexington Avenue New York, NY 10022 Age: 59	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	8	None

Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Age: 48	President and Secretary	Since 1998	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	N/A	None

Edmund Towers 570 Lexington Avenue New York, NY 10022 Age: 48	Treasurer	Since 2005	Chief Financial Officer, Rochdale Investment Management since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	None

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 34	Chief Compliance Officer	Since 2004	General Counsel, Rochdale Investment Management	N/A	None

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Maxime C. Baretge 570 Lexington Avenue New York, NY 10022 Age: 65	Trustee	Since 1998	President, P.A. Pommares Agencies, S.A. (luxury goods distribution)	8	None

Jerry Roland 570 Lexington Avenue New York, NY 10022 Age: 69	Trustee	Since 2001	Consultant, Credit Suisse (securities and investment banking)	8	None

Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Age: 70	Trustee	Since 2004	Consultant, Babcock & Brown, 2001 to present; Senior Vice President Financial Operations, The Interpublic Group of Companies, Inc., 1986 to 2001.	8	American Technical Ceramics; Rent-A- Wreck

ROCHDALE INVESTMENT TRUST
ADDITIONAL INFORMATION (Unaudited)

Proxy Voting Policies and Procedures

You may obtain a description of the Portfolios’ proxy voting policies and procedures and voting records, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

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Advisor
Rochdale Investment Management LLC
570 Lexington Avenue
New York, New York 10022-6837
(800) 245-9888

•

Distributor
RIM Securities LLC
570 Lexington Avenue
New York, New York 10022-6837
(800) 245-9888

•

Custodian
U.S. Bank, N.A.
P.O. Box 1118, Location CN-OH-W6TC
Cincinnati, Ohio 45201-1118
(800) 485-8510

•

Transfer Agent
U.S. Bancorp Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(866) 209-1967

•

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Rochdale Investment Trust
570 Lexington Avenue
New York, NY 10022-6837
800-245-9888
www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information (SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provides detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios’ Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 or (202) 551-8090. You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission’s Internet Web site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC Investment Company Act File number is 811-08685)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

The Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rochdale Investment Trust

By (Signature and Title)	/s/	Garrett R. D’Alessandro
Garrett R. D’Alessandro, President
Date	9/6/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/	Garrett R. D’Alessandro
Garrett R. D’Alessandro, President
Date	9/6/06

By (Signature and Title)	/s/	Edmund Towers
Edmund Towers, Treasurer
Date	9/5/06